UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

GENESIS GROWTH TECH ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF GENESIS GROWTH TECH ACQUISITION CORP.
BAHNHOFSTRASSE 3
HERGISWIL NIDWALDEN, SWITZERLAND

Dear Genesis Growth Tech Acquisition Corp. Shareholder:

You are cordially invited to attend an extraordinary general meeting of Genesis Growth Tech Acquisition Corp., a Cayman Islands exempted company ( the “Company,” “GGAA,” “we,” “us” or “our”), which will be held at the offices of Genesis Growth Tech Acquisition Corp., Bahnhofstrasse 3, Hergiswil Nidwalden, Switzerland on [_________], 2023, at 9:00 a.m., New York Time (the “Extraordinary General Meeting”). To reduce meeting expenses, the Extraordinary General Meeting will be held in a virtual meeting format only. You will not be able to attend the Extraordinary General Meeting physically. You can participate in the Extraordinary General Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/genesisgrowthtechspac/2023 and entering the voter control number included on your proxy card.

The attached Notice of the Extraordinary General Meeting and proxy statement describe the business GGAA will conduct at the Extraordinary General Meeting and provide information about GGAA that you should consider when you vote your shares. As set forth in the attached proxy statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

•        Proposal No. 1 — Extension Amendment Proposal — To amend GGAA’s Second Amended and Restated Memorandum and Articles of Association (the “Articles of Association”), by way of special resolution, pursuant to an amendment in the form set forth on Annex A to the accompanying proxy statement to extend the date (the “Termination Date”) by which GGAA has to consummate a business combination (the “Extension”) from September 13, 2023 (which deadline was previously extended (a) by GGAA from December 13, 2022 to March 13, 2023, and (b) by the shareholders from March 13, 2023 to September 13, 2023) to December 13, 2024 (as extended, the “Extended Date”) (i.e., for a period of time ending 48 months after the consummation of its initial public offering (the “IPO”)) (the “Extension Amendment Proposal”); and

•        Proposal No. 2 — Adjournment Proposal — To adjourn, by way of ordinary resolution, the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal is to allow GGAA additional time to complete the proposed transactions pursuant to that certain May 22, 2023, Agreement and Plan of Merger (as may be amended, the “Business Combination Agreement”) with GGAC Merger Sub, Inc., a Florida corporation and newly formed wholly-owned subsidiary of GGAA (“Merger Sub”), Eyal Perez, solely in his capacity as the representative from and after the effective time of the Business Combination (as defined below) (the “Effective Time”) for the shareholders of GGAA (other than the NextTrip Shareholders (as defined below)) (the “Purchaser Representative”), NextTrip Holdings, Inc., a Florida corporation (“NextTrip”), and William Kerby, solely in his capacity as the representative from and after the Effective Time for NextTrip’s Shareholders (the “Seller Representative”).

Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, (i) upon the consummation of the transactions contemplated by the Business Combination Agreement (the “Closing”), Merger Sub will merge with and into NextTrip (the “Business Combination” and, together with the other transactions contemplated by the Business Combination Agreement, the “Transactions”), with NextTrip continuing as the surviving corporation in the Business Combination and a wholly-owned subsidiary of GGAA. In the Business Combination, (i) all shares of NextTrip capital stock (together, “NextTrip Stock”) issued and outstanding immediately prior to the Effective Time will be converted into the right to receive the Business Combination Consideration (as defined below); and (ii) each outstanding NextTrip security convertible into NextTrip Stock, if not exercised or converted prior to the Effective Time, will be cancelled, retired and terminated and cease to represent a right to acquire, be exchanged for or convert into NextTrip Stock or Business Combination Consideration (as defined below).

The Business Combination Agreement also provides that, prior to the Effective Time, GGAA shall convert out of the Cayman Islands and into the State of Delaware so as to re-domicile as and become a Delaware corporation (the “Conversion”). At the Closing, GGAA will change its name to “NextTrip, Inc.”

The aggregate merger consideration to be paid pursuant to the Business Combination Agreement to holders of NextTrip Stock as of immediately prior to the Effective Time (the “NextTrip Shareholders”) will be an amount equal to $150,000,000, subject to adjustments for NextTrip’s closing debt, net of cash (the “Business Combination Consideration”). The Business Combination Consideration to be paid to the NextTrip Shareholders will be paid solely by the delivery of new shares of GGAA’s Series A Ordinary Shares; no cash consideration will be paid.

For more information about the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 24, 2023.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow GGAA additional time to consummate the Business Combination. You are not being asked to vote on the Business Combination at this time.

The Articles of Association currently provide that GGAA shall redeem the Public Shares (as defined below) and liquidate if GGAA’s initial business combination is not completed as of September 13, 2023. Accordingly, if approval of the Extension Amendment Proposal is not obtained, there is substantial risk that GGAA will not have sufficient time to consummate the Business Combination and be forced to liquidate.

If the Extension Amendment Proposal is approved, GGAA will have until December 13, 2024 to consummate a business combination (including the Business Combination).

GGAA’s board of directors (the “Board”) has determined that it is in the best interests of GGAA to seek the Extension and have GGAA shareholders approve the Extension Amendment Proposal at this time to allow for additional time to consummate the Business Combination. GGAA intends to call an additional extraordinary general meeting of its shareholders to approve the Business Combination at a future date (referred to herein as the “Business Combination Extraordinary General Meeting”). While GGAA is using its reasonable best efforts to timely complete the Business Combination, it is unlikely that the Business Combination can be completed by September 13, 2023, and the Board believes that it is in the best interests of GGAA shareholders that the Extension be obtained so that GGAA will have an additional amount of time to consummate the Business Combination. Without the Extension, GGAA believes that there is a significant risk that GGAA will not, despite its reasonable best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, GGAA would be precluded from completing the Business Combination and would be forced to liquidate even if GGAA shareholders are otherwise in favor of consummating the Business Combination.

As contemplated by the Articles of Association, the holders of GGAA Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units (the “Units”) sold in the IPO (the “Public Shares”) may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest earned on the Trust Account and other income earned on the funds held in the Trust Account and not previously released to GGAA to pay its income taxes (if any), calculated as of two business days prior to the consummation of the Business Combination (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting.

On the Record Date (as defined below), the redemption price per Public Share was approximately $[        ] (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[        ] as of the Record Date (including interest not previously released to GGAA to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Public Shares on the Record Date was $[        ] (while as discussed below under “Business of GGAA and Certain Information About GGAA — General”, Nasdaq has initiated a trading halt on our Class A Ordinary Shares; however, to the best of our knowledge as of the date of this Proxy Statement, our Class A Ordinary Shares continue to be traded in the over-the-counter markets). Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $[        ] more per share than if the Public

Shares were sold in the open market. GGAA cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If the Extension Amendment Proposal is not approved, or if GGAA is otherwise unable to consummate its initial business combination by the Termination Date, GGAA will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to GGAA (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish GGAA shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of remaining GGAA shareholders and the Board, liquidate and dissolve, subject in each case to GGAA’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Public Shares and the GGAA Class B ordinary shares, par value $0.0001 per share (the “Founder Shares” and, together with the Public Shares, the “Ordinary Shares”), voting as a group, represented in person via the virtual meeting platform or by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting or any adjournment thereof.

Approval of the Adjournment Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Public Shares and Founder Shares, represented in person via the virtual meeting platform or by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting or any adjournment thereof. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Extraordinary General Meeting.

The Board has fixed the close of business on [_________], 2023 (the “Record Date”) as the date for determining GGAA shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Public Shares and Founder Shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. However, the holders of Public Shares may elect to redeem all or a portion of their shares in connection with the Extraordinary General Meeting.

The Board believes that given GGAA’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that GGAA is in the best position possible to consummate the Business Combination and that it is in the best interests of GGAA shareholders that GGAA obtain the Extension as needed. GGAA believes the Business Combination will provide significant benefits to its shareholders. For more information about the proposed Business Combination, see our Current Report on Form 8-K filed with the SEC on May 24, 2023.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of GGAA and its shareholders, and has declared it advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

GGAA’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Founder Shares and private placement warrants (as defined below). See the section entitled “Extraordinary General Meeting of GGAA Shareholders — Interests of the Initial Shareholders” in this proxy statement.

Your vote is very important.    Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Extraordinary General Meeting. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Public Shares and Founder Shares, voting as a group, represented in person via the virtual meeting platform or by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting or any adjournment thereof. The Adjournment Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of at least a majority of the votes cast by the holders of the Public Shares and Founder Shares, voting as a group, represented in person via the virtual meeting platform or by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting. Accordingly, if you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Amendment Proposal or Adjournment Proposal. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Extraordinary General Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting in person via the virtual meeting platform, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote in person via the virtual meeting platform, you may withdraw your proxy and vote in person via the virtual meeting platform.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND THAT GGAA REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT, IDENTIFY TO GGAA THE BENEFICIAL HOLDER OF THE SHARES BEING REDEEMED AND TENDER YOUR SHARES TO THE TRUSTEE AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT SUCH MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRUSTEE OR BY DELIVERING YOUR SHARES ELECTRONICALLY THROUGH DTC’S DWAC SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Extraordinary General Meeting and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, GGAA urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Genesis Growth Tech Acquisition Corp.

/s/ Eyal Perez
Eyal Perez
Chairman of the Board
August [ ], 2023

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF GENESIS GROWTH TECH ACQUISITION CORP.
TO BE HELD ON [_________], 2023

To the Shareholders of Genesis Growth Tech Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of the shareholders of Genesis Growth Tech Acquisition Corp., a Cayman Islands exempted company (the “Company,” “GGAA,” “we,” “us” or “our”), will be held at the offices of Genesis Growth Tech Acquisition Corp., Bahnhofstrasse 3, Hergiswil Nidwalden, Switzerland on [_________], 2023, at 9:00 a.m., New York Time. To reduce meeting expenses, the Extraordinary General Meeting will be held in a virtual meeting format only. You will not be able to attend the Extraordinary General Meeting physically. You can participate in the Extraordinary General Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/genesisgrowthtechspac/2023 and entering the voter control number included on your proxy card. You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting on the following proposals (unless GGAA determines that it is not necessary to hold the Extraordinary General Meeting as described in the accompanying proxy statement), more fully described below in this proxy statement, which is dated August [    ], 2023 and is first being mailed to shareholders on or about that date:

•        Proposal No. 1 — Extension Amendment Proposal — To amend GGAA’s Amended and Restated Memorandum and Articles of Association (the “Articles of Association”), by way of special resolution, pursuant to an amendment in the form set forth on Annex A to the accompanying proxy statement to extend the date (the “Termination Date”) by which GGAA has to consummate a business combination (the “Extension”) from March 13, 2023 (which deadline was previously extended (a) by GGAA from December 13, 2022 to March 13, 2023, and (b) by the shareholders from March 13, 2023 to September 13, 2023) to December 13, 2024 (as extended, the “Extended Date”) (i.e., for a period of time ending 48 months after the consummation of its initial public offering (the “IPO”)) (the “Extension Amendment Proposal”); and

•        Proposal No. 2 — Adjournment Proposal — To adjourn, by way of special resolution, the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

The purpose of the Extension Amendment Proposal is to allow GGAA additional time to complete the proposed transactions pursuant to that certain Agreement and Plan of Merger (as may be amended, the “Business Combination Agreement”) with GGAC Merger Sub, Inc., a Florida corporation and newly formed wholly-owned subsidiary of GGAA (“Merger Sub”), Eyal Perez, solely in his capacity as the representative from and after the effective time of the Business Combination (as defined below) (the “Effective Time”) for the shareholders of GGAA (other than the NextTrip Shareholders (as defined below)) (the “Purchaser Representative”), NextTrip Holdings, Inc., a Florida corporation (“NextTrip”), and William Kerby, solely in his capacity as the representative from and after the Effective Time for NextTrip’s Shareholders (the “Seller Representative”).

Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, (i) upon the consummation of the transactions contemplated by the Business Combination Agreement (the “Closing”), Merger Sub will merge with and into NextTrip (the “Business Combination” and, together with the other transactions contemplated by the Business Combination Agreement, the “Transactions”), with NextTrip continuing as the surviving corporation in the Business Combination and a wholly-owned subsidiary of GGAA. In the Business Combination, (i) all shares of NextTrip capital stock (together, “NextTrip Stock”) issued and outstanding immediately prior to the Effective Time will be converted into the right to receive the Business Combination Consideration (as defined below); and (ii) each outstanding NextTrip security convertible into NextTrip Stock, if not exercised or converted prior to the Effective Time, will be cancelled, retired and terminated and cease to represent a right to acquire, be exchanged for or convert into NextTrip Stock or Business Combination Consideration (as defined below).

The Business Combination Agreement also provides that, prior to the Effective Time, GGAA shall convert out of the Cayman Islands and into the State of Delaware so as to re-domicile as and become a Delaware corporation (the “Conversion”). At the Closing, GGAA will change its name to “NextTrip, Inc.”

The aggregate merger consideration to be paid pursuant to the Business Combination Agreement to holders of NextTrip Stock as of immediately prior to the Effective Time (the “NextTrip Shareholders”) will be an amount equal to $150,000,000, subject to adjustments for NextTrip’s closing debt, net of cash (the “Business Combination Consideration”). The Business Combination Consideration to be paid to the NextTrip Shareholders will be paid solely by the delivery of new shares of GGAA’s Series A Ordinary Shares; no cash consideration will be paid.

For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on May 24, 2023.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow GGAA additional time to complete the Business Combination. You are not being asked to vote on the Business Combination at this time.

The Articles of Association currently provide that GGAA shall redeem the Public Shares (as defined below) and liquidate if GGAA’s initial business combination is not completed as of September 13, 2023. Accordingly, if approval of the Extension Amendment Proposal is not obtained, there is substantial risk that GGAA will not have sufficient time to consummate the Business Combination and be forced to liquidate.

If the Extension Amendment Proposal is approved, GGAA will have until December 13, 2024 to consummate a business combination (including the Business Combination).

GGAA’s board of directors (the “Board”) has determined that it is in the best interests of GGAA to seek the Extension and have GGAA shareholders approve the Extension Amendment Proposal at this time to allow for additional time to consummate the Business Combination. GGAA intends to call an additional extraordinary general meeting of its shareholders to approve the Business Combination at a future date (referred to herein as the “Business Combination Extraordinary General Meeting”). While GGAA is using its reasonable best efforts to timely complete the Business Combination, it is unlikely that the Business Combination can be completed by September 13, 2023, and the Board believes that it is in the best interests of GGAA shareholders that the Extension be obtained so that GGAA will have an additional amount of time to consummate the Business Combination. Without the Extension, GGAA believes that there is a significant risk that GGAA will not, despite its reasonable best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, GGAA would be precluded from completing the Business Combination and would be forced to liquidate even if GGAA shareholders are otherwise in favor of consummating the Business Combination.

As contemplated by the Articles of Association, the holders of GGAA Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units (the “Units”) sold in the IPO (the “Public Shares”) may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest earned on the Trust Account and other income earned on the funds held in the Trust Account and not previously released to GGAA to pay its income taxes (if any), calculated as of two business days prior to the consummation of the Business Combination (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting. However, the Redemption is subject to approval of the Extension Amendment Proposal.

On the Record Date (as defined below), the redemption price per Public Share was approximately $[        ] (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[        ] as of the Record Date (including interest not previously released to GGAA to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Public Shares on the Record Date was $[        ] (while as discussed below under “Business of GGAA and Certain Information About GGAA — General”, Nasdaq has initiated a trading halt on our Class A Ordinary Shares; however, to the best of our knowledge as of the date of this Proxy Statement, our Class A Ordinary Shares continue to be traded in the over-the-counter markets). Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $[        ] more per share than if the Public Shares were sold in the open market, assuming that a public market exists for the Class A Ordinary Shares and such shares are able to be sold publicly. GGAA cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is not approved, or if GGAA is otherwise unable to consummate its initial business combination by the Termination Date, GGAA will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to GGAA (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish GGAA shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of remaining GGAA shareholders and the Board, liquidate and dissolve, subject in each case to GGAA’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

To exercise your redemption rights, you must tender your Public Shares to GGAA’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to exercise your redemption rights.

Subject to the foregoing, the approval of the Extension Amendment Proposal each requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Public Shares and the GGAA Class B ordinary shares, par value $0.0001 per share (the “Founder Shares” and, together with the Public Shares, the “Ordinary Shares”), voting as a group, represented in person via the virtual meeting platform or by proxy and entitled to vote thereon at the Extraordinary General Meeting or any adjournment thereof.

Approval of the Adjournment Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Public Shares and Founder Shares, voting as a group, represented in person via the virtual meeting platform or by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting or any adjournment thereof. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Extraordinary General Meeting.

Record holders of Public Shares and Founder Shares at the close of business on August [    ], 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 101,039 Public Shares issued and outstanding and 6,325,000 Founder Shares issued and outstanding. GGAA’s warrants do not have voting rights.

This proxy statement contains important information about the Extraordinary General Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, GGAA urges you to read this material carefully and vote your shares.

This proxy statement is dated August [    ], 2023 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Genesis Growth Tech Acquisition Corp.

/s/ Eyal Perez
Eyal Perez
Chairman of the Board

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect GGAA’s current views with respect to, among other things, GGAA’s pending Business Combination with NextTrip, its capital resources and results of operations. Likewise, GGAA’s financial statements and all of GGAA’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “future”, “might”, “possible”, “projects”, “seems” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect GGAA’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Most of these factors are outside GGAA’s control and are difficult to predict. GGAA does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        GGAA’s ability to complete the Business Combination, including approval by the shareholders of GGAA;

•        the anticipated benefits of the Business Combination;

•        the volatility of the market price and liquidity of the Public Shares, Founder Shares and other securities of GGAA;

•        the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; and

•        the use of funds not held in the Trust Account or available to GGAA from interest income on the Trust Account balance.

While forward-looking statements reflect GGAA’s good faith beliefs, they are not guarantees of future performance. GGAA disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause GGAA’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the sections entitled “Risk Factors” in GGAA’s Annual Report on Form 10-K for the year ended December 31, 2022 and GGAA’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, as filed with the SEC on June 30, 2023 and July 14, 2023, respectively, as amended by other reports GGAA filed with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to GGAA (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.     Why am I receiving this proxy statement?

A.     GGAA is a blank check company formed under the laws of the Cayman Islands on March 17, 2021, for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. Like most blank check companies, the Articles of Association provides for the return of the proceeds from GGAA’s initial public offering held in trust to the holders of public shares (the “Public Shares”) sold in the initial public offering (the “IPO”) if there is no qualifying business combination(s) consummated on or before the Termination Date.

GGAA believes that it is in the best interests of GGAA shareholders to continue GGAA’s existence until the Extended Date, if necessary, in order to allow GGAA additional time to complete the Business Combination and is therefore holding this Extraordinary General Meeting. GGAA intends to hold the Business Combination Extraordinary General Meeting to approve the Business Combination at a future date.

Q.     When and where is the Extraordinary General Meeting?

A.     The Extraordinary General Meeting will be held on [_________], 2023, at 9:00 a.m., New York Time via live webcast at https://www.cstproxy.com/genesisgrowthtechspac/2023.

Q.     What do I need in order to be able to participate in the Extraordinary General Meeting online?

A.     You can attend the Extraordinary General Meeting via the Internet by visiting https://www.cstproxy.com/
genesisgrowthtechspac/2023. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. If you do not have a voter control number, you will be able to listen to the Extraordinary General Meeting only and you will not be able to vote or submit questions during the Extraordinary General Meeting.

Q.     What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.     GGAA shareholders are being asked to consider and vote on the following proposals:

•        Proposal No. 1 — Extension Amendment Proposal — To amend the Articles of Association to extend the Termination Date from March 13, 2023 (which deadline was previously extended (a) by GGAA from December 13, 2022 to March 13, 2023, and (b) by the shareholders from March 13, 2023 to September 13, 2023) to December 13, 2024 (the “Extension Amendment Proposal”); and

•        Proposal No. 2 — Adjournment Proposal — To adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Q.     Are the proposals conditioned on one another?

A.     Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension is implemented and one or more GGAA shareholders elect to redeem their Public Shares pursuant to the Redemption, GGAA will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for GGAA’s use in connection with consummating the Business Combination on or before the Extended Date.

If the Extension Amendment Proposal is not approved, or if GGAA is otherwise unable to consummate its initial business combination by the Termination Date, GGAA will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to GGAA (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish GGAA shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of remaining GGAA shareholders and the Board, liquidate and dissolve, subject in each case to GGAA’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and the officers, directors and the initial shareholders of GGAA waived their rights to participate in any liquidating distribution with respect to the 6,325,000 Founder Shares held by them (which includes 5,850,625 Founder Shares held by the Sponsor). There will be no distribution from the Trust Account with respect to GGAA’s warrants, which will expire worthless in the event GGAA dissolves and liquidates the Trust Account.

The Adjournment Proposal is conditioned on GGAA not obtaining the necessary votes for approving the Extension Amendment Proposal prior to the Extraordinary General Meeting in order to seek additional time to obtain sufficient votes in support of the Extension.

Q.     Why is GGAA proposing the Extension Amendment Proposal and the Adjournment Proposal?

A.     The Articles of Association currently provide for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying business combination(s) consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow GGAA additional time to complete the Business Combination pursuant to the Business Combination Agreement.

While GGAA is using its reasonable best efforts to timely complete the Business Combination, it is unlikely that the Business Combination can be completed by September 13, 2023, and the Board believes that it is in the best interests of GGAA shareholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, GGAA will have an additional amount of time to consummate the Business Combination. Without the Extension, GGAA believes that there is significant risk that GGAA will not, despite its reasonable best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, GGAA would be precluded from completing the Business Combination and would be forced to liquidate even if GGAA shareholders are otherwise in favor of consummating the Business Combination.

The Board believes that given GGAA’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that GGAA is in the best position possible to consummate the Business Combination and that it is in the best interests of GGAA shareholders that GGAA obtain the Extension. GGAA believes the Business Combination will provide significant benefits to its shareholders. For more information about the Business Combination, see the Form 8-K filed by GGAA with the SEC on May 24, 2023.

You are not being asked to vote on the Business Combination at the Extraordinary General Meeting. The vote by GGAA shareholders on the Business Combination will occur at an extraordinary general meeting of GGAA shareholders, to be held at a later date, and the solicitation of proxies from GGAA shareholders in connection with such separate Business Combination Extraordinary General Meeting, and the related right of GGAA shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), will be the subject of a separate prospectus/proxy statement. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

If the Extension Amendment Proposal is not approved by GGAA shareholders, GGAA may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the proposals. If the Adjournment Proposal is not approved by GGAA shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Q.     What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.     The approval of the Extension Amendment Proposal each requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Public Shares and Founder Shares, voting as a group, represented in person via the virtual meeting platform or by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting or any adjournment thereof. A GGAA’s shareholder’s failure to vote by proxy or to vote herself/himself/itself at the Extraordinary General Meeting will not be counted towards the number of Public Shares and Founder Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote, abstentions and broker non-votes will have no effect on the outcome of the proposal. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of outstanding Public Shares and Founder Shares representing one-third of the voting power of all issued and outstanding Public Shares and Founder Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Public Shares and Founder Shares, represented in person via the virtual meeting platform or by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting. A GGAA’s shareholder’s failure to vote by proxy or to vote oneself at the Extraordinary General Meeting will not be counted towards the number of Public Shares and Founder Shares required to validly establish a quorum. However, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of outstanding Public Shares and Founder Shares representing one-third of the voting power of all issued and outstanding Public Shares and Founder Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Adjournment Proposal.

Q.     Why should I vote “FOR” the Extension Amendment Proposal?

A.     There is limited time to complete the Business Combination prior to September 13, 2023. GGAA believes its shareholders will benefit from GGAA consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which GGAA has to complete an initial business combination until the Extended Date. The Extension would give GGAA additional time to complete the Business Combination. Absent a separate shareholder approval to extend the Termination Date (such as approval of the Extension Amendment Proposal), the Termination Date may not be extended.

The Board believes that it is in the best interests of GGAA shareholders and GGAA that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, GGAA will have an additional amount of time to consummate the Business Combination. Without the Extension, GGAA believes that there is significant risk that GGAA will not, despite its reasonable best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, GGAA would be precluded from completing the Business Combination and would be forced to liquidate even if GGAA shareholders are otherwise in favor of consummating the Business Combination.

The Board believes that given GGAA’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that GGAA is in the best position possible to consummate the Business Combination and that it is in the best interests of GGAA shareholders that GGAA obtain the Extension. GGAA believes the Business Combination will provide significant benefits to its shareholders. For more information about the Business Combination, see the Form 8-K filed by GGAA with the SEC on May 24, 2023.

Q.     Why should I vote “FOR” the Adjournment Proposal?

A.     If the Adjournment Proposal is not approved by GGAA shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If presented, the Board unanimously recommends that you vote in favor of the Adjournment Proposal.

Q.     How will the initial shareholders vote?

A.     The initial shareholders have advised GGAA that they intend to vote any Public Shares and Founder Shares over which they have voting control, “FOR” the Extension Amendment Proposal and, if necessary, the Adjournment Proposal.

The initial shareholders and their respective affiliates are not entitled to redeem any Founder Shares in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 5,850,625 Founder Shares, representing approximately ninety-one percent (91.0%) of GGAA’s issued and outstanding shares.

Q.     What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?

A.     If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Amendment Proposal and the Adjournment Proposal.

If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established and will have no effect on the outcome of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote.

Q.     What happens if the Extension Amendment Proposal is not approved?

A.     If there are insufficient votes to approve the Extension Amendment Proposal, GGAA may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal is not approved, or if GGAA is otherwise unable to consummate its initial business combination by the Termination Date, GGAA will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to GGAA (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish GGAA shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of remaining GGAA shareholders and the Board, liquidate and dissolve, subject in each case to GGAA’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and the officers, directors and the initial shareholders of GGAA waived their rights to participate in any liquidation distribution with respect to the 6,325,000 Founder Shares (which includes 5,850,625 Founder Shares held by the Sponsor). There will be no distribution from the Trust Account with respect to GGAA’s warrants, which will expire worthless in the event GGAA dissolves and liquidates the Trust Account.

Q.     If the Extension Amendment Proposal is approved, what happens next?

A.     If the Extension Amendment Proposal is approved, GGAA will continue to attempt to consummate the Business Combination until the Extended Date. GGAA will file the Third Amended and Restated Articles of Association with the Cayman Islands Registrar of Companies in substantially the form that appears in Annex A hereto and will continue its efforts to obtain approval of the Business Combination at an extraordinary general meeting and consummate the closing of the Business Combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of GGAA held by GGAA’s officers, directors, the Sponsor and its affiliates.

Q.     Am I able to exercise my redemption rights in connection with the Business Combination?

A.     If you do not choose to exercise Redemption rights in connection with the Extraordinary General Meeting, you may choose to exercise Redemption rights in connection with the Business Combination if you are a holder of Public Shares as of the close of business on the record date for the Business Combination Extraordinary General Meeting, and you will be able to vote to approve the Business Combination in the Business Combination Extraordinary General Meeting, to be held at a later date. The Extraordinary General Meeting relating to the Extension Amendment Proposal does not affect your right to elect to redeem your Public Shares in connection with the Business Combination, subject to any limitations set forth in the Articles of Association (including the requirement to submit any request for redemption in connection with the Business Combination on or before the date that is two business days before the Extraordinary General Meeting of GGAA shareholders to vote on the Business Combination).

Q.     Do I need to request that my shares be redeemed whether I vote for or against the Extension Amendment Proposal ?

A.     Yes. Whether you vote for or against the Extension Amendment Proposal, you may elect to redeem your shares. However, you will need to submit a redemption request for your Public Shares.

Q.     May I change my vote after I have mailed my signed proxy card?

A.     Yes. You may change your vote by:

•        entering a new vote by Internet or telephone;

•        sending a later-dated, signed proxy card addressed to GGAA’s Chief Executive Officer located at Genesis Growth Tech Acquisition Corp., Bahnhofstrasse 3, Hergiswil Nidwalden, Switzerland Attn: Chief Executive Officer, so that it is received by GGAA’s Chief Executive Officer on or before the Extraordinary General Meeting; or

•        attending and voting, virtually via the Internet, during the Extraordinary General Meeting.

You also may revoke your proxy by sending a notice of revocation to GGAA’s Chief Executive Officer, which must be received by GGAA’s Chief Executive Officer on or before the Extraordinary General Meeting. Attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q.     How are votes counted?

A.     Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Public Shares and Founder Shares, voting as a group, represented in person via the virtual meeting platform or by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting or any adjournment thereof. Approval of the Adjournment Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of at least a majority of the votes cast by the holders of the Public Shares and Founder Shares, voting as a group, represented in person via the virtual meeting platform or by proxy and entitled to vote thereon at the Extraordinary General Meeting. With respect to the Extension Amendment Proposal and the Adjournment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will have no effect on the outcome of any vote thereon.

Q.     If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.     No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. GGAA believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on the Extension Amendment Proposal or the Adjournment Proposal.

Q.     What constitutes a quorum at the Extraordinary General Meeting?

A.     A quorum is the minimum number of GGAA shareholders necessary to hold a valid meeting.

The holders of one-third of the issued and outstanding Public Shares and Founder Shares entitled to attend and vote at the Extraordinary General Meeting (as a group) being individuals present in person via the virtual meeting platform or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

Q.     How do I vote?

A.     If you were a holder of record of Public Shares on August [    ], 2023, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposals yourself at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 9:00 a.m., New York Time, on [_________], 2023.

Voting by Internet.    Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting https://www.cstproxy.com/genesisgrowthtechspac/2023 and entering the voter control number included on your proxy card.

Voting by Telephone.    Dial toll-free 1 800-450-7155 in the United States or +1 857-999-9155 (standard rates apply) from foreign countries and follow the instructions. When prompted, enter: 4701568#. Your telephone vote must be received by 11:59 p.m. New York Time on [    ], 2023 to be counted.

Q.     Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A.     Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of GGAA and its shareholders. The Board unanimously recommends that GGAA shareholders vote “FOR” the Extension Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of GGAA and its shareholders. The Board unanimously recommends that GGAA shareholders vote “FOR” the Adjournment Proposal.

Q.     What interests do GGAA’s directors and officers have in the approval of the Extension Amendment Proposal?

A.     GGAA’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Founder Shares and Private Placement Warrants. See the section entitled “Extraordinary General Meeting of GGAA Shareholders — Interests of the Initial Shareholders” in this proxy statement.

Q.     Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal ?

A.     No. There are no appraisal rights available to GGAA shareholders in connection with the Extension Amendment Proposal.

Q.     If I own a public warrant, can I exercise redemption rights with respect to my public warrants?

A.     No. The holders of public warrants issued in connection with the IPO, which are exercisable for one Public Share at an exercise price of $11.50 per share have no redemption rights with respect to such public warrants.

Q.     If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A.     No. Holders of outstanding Units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your Redemption rights.

Q.     What do I need to do now?

A.     You are urged to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.     How do I exercise my redemption rights?

A.     In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, GGAA shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Extraordinary General Meeting, including interest earned on the funds held in the Trust Account and not previously released to GGAA to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus dated December 13, 2021, filed in connection with the IPO.

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

In order to exercise your redemption rights, you must, prior to 5:00 p.m. New York Time on [    ], 2023 (two (2) business days before the Extraordinary General Meeting), (i) submit a written request to the Trustee, that GGAA redeem your Public Shares for cash; and (ii) deliver your shares to the Trustee physically or electronically through DTC. The address of GGAA’s transfer agent is listed under the question “Who can help answer my questions?” below. GGAA requests that any requests for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your shares generally will be faster than delivery of physical share certificates.

A physical share certificate will not be needed if your shares are delivered to GGAA’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and GGAA’s transfer agent will need to act to facilitate the request. It is GGAA’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because GGAA does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with GGAA’s consent, until the vote is taken with respect to the matters presented at the Extraordinary General Meeting. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

GGAA shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two (2) business days prior to the vote on the proposal to approve the Extension Amendment at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q.     What should I do if I receive more than one (1) set of voting materials for the Extraordinary General Meeting?

A.     You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Separate voting materials will be mailed to GGAA shareholders for the Business Combination Extraordinary General Meeting to be held on a later date. Please be sure to complete, sign, date and return each proxy card and voting instruction card received relating to both the Extraordinary General Meeting.

Q.     Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.     GGAA will pay the cost of soliciting proxies for the Extraordinary General Meeting. GGAA has engaged Advantage Proxy, Inc., to assist in the solicitation of proxies for the Extraordinary General Meeting. GGAA will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. The directors, officers and employees of GGAA may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q.     Who can help answer my questions?

A.     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Genesis Growth Tech Acquisition Corp.
Bahnhofstrasse 3
Hergiswil Nidwalden
Switzerland
Attention: Chief Executive Officer
Email: ep@genfunds.com

You may also contact the proxy solicitor for GGAA at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free Telephone: +1 (877) 870-8565
Main Telephone: +1 (206) 870-8565
E-mail: ksmith@advantageproxy.com

To obtain timely delivery, GGAA shareholders must request the materials no later than [    ], 2023, or five (5) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about GGAA from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., New York Time, on [    ], 2023 (two business days before the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?”. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor
New York, NY 10004
Attn: Proxy Department

EXTRAORDINARY GENERAL MEETING OF GGAA SHAREHOLDERS

This proxy statement is being provided to GGAA shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of GGAA shareholders to be held on [    ], 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about August [    ], 2023 to all shareholders of record of GGAA as of August [    ], 2023, the record date for the Extraordinary General Meeting. Shareholders of record who owned Public Shares or Founder Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held at 9:00 a.m., New York Time, on [_________], 2023 via live webcast at https://www.cstproxy.com/genesisgrowthtechspac/2023. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, GGAA shareholders will consider and vote on the following proposals:

•        Proposal No. 1 — Extension Amendment Proposal — To amend the Articles of Association to extend the Termination Date from March 13, 2023 (which deadline was previously extended (a) by GGAA from December 13, 2022 to March 13, 2023, and (b) by the shareholders from March 13, 2023 to September 13, 2023) to December 13, 2024; and

•        Proposal No. 2 — Adjournment Proposal — To adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal.

Voting Power; Record Date

As a shareholder of GGAA, you have a right to vote on certain matters affecting GGAA. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you own Public Shares or Founder Shares at the close of business on August [    ], 2023, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each Public Share or Founder Share that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 6,426,039 issued and outstanding Ordinary Shares, of which 101,039 were Public Shares and 6,325,000 were Founder Shares.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Extraordinary General Meeting

The approval of the Extension Amendment Proposal each requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Public Shares and Founder Shares, voting as a group, represented in person via the virtual meeting platform or by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting or any adjournment thereof. One or more shareholders who together hold not less than one-third of the issued and outstanding Public Shares and Founder Shares entitled to attend and vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Public Shares and Founder Shares, voting as a group, represented in person via the virtual meeting platform or by proxy and entitled to vote thereon at the Extraordinary General Meeting or any adjournment thereof. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of the Adjournment Proposal.

It is possible that GGAA will not be able to complete its initial business combination on or before the Termination Date, or by the Extended Date if the Extension Amendment Proposal is approved. If GGAA fails to complete its initial business combination on or before the Termination Date, or by the Extended Date if the Extension Amendment Proposal is approved, GGAA will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares.

Voting Your Shares — Shareholders of Record

If you are a GGAA shareholder of record, you may vote by mail, Internet or telephone. Each Public Share or Founder Share that you own in your name entitles you to one (1) vote on each of the proposals for the Extraordinary General Meeting. Your one (1) or more proxy cards show the number of Public Shares or Founder Shares that you own.

Voting by Mail.    You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Public Shares will be voted as recommended by the Board. The Board unanimously recommends voting “FOR” the Extension Amendment Proposal, and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 9:00 a.m., New York Time, on [_________], 2023.

Voting by Internet.    Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting https://www.cstproxy.com/genesisgrowthtechspac/2023 and entering the voter control number included on their proxy card.

Voting by Telephone.    Dial toll-free 1 800-450-7155 in the United States or +1 857-999-9155 (standard rates apply) from foreign countries and follow the instructions. When prompted, enter: 4701568#. Your telephone vote must be received by 11:59 p.m. New York Time on [    ], 2023 to be counted.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from GGAA. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Extraordinary General Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, you must then register to attend the Extraordinary General Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to the Trustee. Requests for registration should be mailed to:

Continental Stock Transfer & Trust Company, LLC
Attn: Proxy Department
1 State Street, 30th Floor
New York, NY 10004

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., New York Time, on [    ], 2023.

You will receive a confirmation of your registration by email after GGAA receives your registration materials. You may attend the Extraordinary General Meeting by visiting https://www.cstproxy.com/genesisgrowthtechspac/2023. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. Follow the instructions provided to vote. GGAA encourages you to access the Extraordinary General Meeting prior to the start time leaving ample time for the check in.

Attending the Extraordinary General Meeting

Only GGAA shareholders on the record date or their legal proxyholders may attend and participate at the Extraordinary General Meeting. Please note that you will only be able to access the Extraordinary General Meeting by means of remote communication. Please have your Control Number, which can be found on your proxy card, to join the meeting. If you are a registered holder and do not have a control number, please contact Continental Stock Transfer & Trust Company, the Transfer Agent. If you are a beneficial holder and do not have a control number, please contact your broker, bank or nominee.

The Extraordinary General Meeting will be held at 9:00 a.m. New York Time, on [_________], 2023 and virtually via live webcast on the Internet. You will be able to attend the Extraordinary General Meeting virtually by visiting https://www.cstproxy.com/genesisgrowthtechspac/2023. In order to vote or submit a question during the Extraordinary General Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Extraordinary General Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Extraordinary General Meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:

•        you may send another proxy card with a later date;

•        you may notify GGAA’s Chief Executive Officer in writing to Genesis Growth Tech Acquisition Corp., Bahnhofstrasse 3, Hergiswil Nidwalden, Switzerland, before the Extraordinary General Meeting that you have revoked your proxy; or

•        you may attend the Extraordinary General Meeting, revoke your proxy, and vote oneself, as indicated above.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Articles of Association, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in this proxy statement, which serves as the notice of the Extraordinary General Meeting.

GGAA intends to hold the Business Combination Extraordinary General Meeting to approve the Business Combination at a future date.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Public Shares, you may call Advantage Proxy, Inc., GGAA’s proxy solicitor, at +1 (877) 870-8565.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the Extension Amendment Proposal, each holder of Public Shares may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes. If you exercise your Redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

In order to exercise your Redemption rights you must:

•        if you hold Units, separate the underlying Public Shares and public warrants;

•        on or before 5:00 p.m., New York Time, two business days before the Extraordinary General Meeting, tender your shares physically or electronically and submit a request in writing that GGAA redeem your Public Shares for cash to the Trustee, the transfer agent, at the following address:

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

and

•        deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Extraordinary General Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee, with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a Public Share by holders of Public Shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $[    ] as of the Record Date. Prior to their exercising Redemption rights, GGAA shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your Redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of GGAA, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved, GGAA will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares and all of GGAA’s warrants will expire worthless.

Your right to redeem in connection with the Extraordinary General Meeting relating to the Extension Amendment Proposal does not affect the right of GGAA shareholders to elect to redeem their Public Shares in connection with the Business Combination, which is a separate and additional redemption right available to GGAA shareholders.

Appraisal Rights

There are no appraisal rights available to GGAA shareholders in connection with the Extension Amendment Proposal.

Proxy Solicitation Costs

GGAA is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the Internet. GGAA has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary General Meeting. GGAA and its directors, officers and employees may also solicit proxies on the Internet. GGAA will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

GGAA will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. GGAA will pay Advantage Proxy a fee of $5,500, plus disbursements, reimburse Advantage Proxy for its reasonable out-of-pocket expenses and indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as GGAA’s proxy solicitor. GGAA will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to GGAA shareholders. Directors, officers and employees of GGAA who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Initial Shareholders

In considering the recommendation of our Board to vote in favor of the Extension Amendment Proposal, shareholders should be aware that, aside from their interests as shareholders, the initial shareholders have interests in the Business Combination that are different from, or in addition to, those of other shareholders generally. GGAA’s directors were aware of and considered these interests, among other matters, in evaluating the Business Combination, in recommending to shareholders that they approve the Business Combination and in agreeing to vote their shares in favor of the Business Combination. Shareholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things:

•        If the Extension Amendment Proposal is not approved and the Business Combination is not consummated by September 13, 2023, GGAA will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding GGAA public shares for cash and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating. In such event, the Founder Shares held by the Sponsor, which were acquired for an aggregate purchase price of $25,000 prior to the IPO, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $[    ] based upon the $[    ] per share closing price of the Public Shares on the Record Date (while as discussed below under “Business of GGAA and Certain Information About GGAA — General”, Nasdaq has initiated a trading halt on our Class A Ordinary Shares; however, to the best of our knowledge as of the date of this Proxy Statement, our Class A Ordinary Shares continue to be traded in the over-the-counter markets).

•        Simultaneously with the consummation of the IPO, GGAA consummated the private sale of 8,875,000 private placement warrants at a price of $1.00 per warrant, for an aggregate purchase price of $8,875,000. The private placement warrants will also become worthless if GGAA does not consummate a business combination by the Extended Date.

•        The Sponsor paid significantly less for its shares and private placement warrants than other current shareholders and holders of public units paid for their shares and public units purchased in the IPO or shares or units purchased in the open market thereafter. Prior to the consummation of the IPO, Sponsor purchased 6,325,000 Founder Shares for an aggregate purchase price of $25,000, or approximately $0.03 per share.

•        Certain GGAA directors and executive officers have indirect economic interests in the private placement warrants and in the Founder Shares.

•        The Sponsor and GGAA’s officers and directors have agreed not to redeem any Public Shares or Founder Shares, held by them in connection with a shareholder vote to approve a proposed initial business combination.

•        The Sponsor and GGAA’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if GGAA fails to timely complete an initial business combination.

•        The potential continuation of one of GGAA’s directors as a director of the post-combination company.

•        The continuation of directors’ and officers’ liability insurance after the Business Combination.

•        On December 9, 2022, to facilitate the completion of a prior business combination, which has since been terminated, the Sponsor deposited into the Trust Account $2,530,000 in cash to extend the date by which GGAA was required to consummate a business combination by three months from December 13, 2022 to March 13, 2023 (which date was subsequently extended by the shareholders to September 13, 2023). If the Business Combination is not consummated, the Sponsor has no right to the repayment of such extension payment (including any interest thereon), whether in cash or in equity. On July 19, 2023, GGAA entered into an Extension Promissory Note with the Sponsor to document the repayment of the Extension Payment (the “Note”). The Note does not bear interest and is payable upon the earlier of demand and the liquidation of GGAA. The Note provides that if a business combination is not consummated, the Note will be repaid solely to the extent that GGAA has funds available to it outside of the Trust Account and that all other amounts will be forfeited, eliminated or otherwise forgiven. The Note also included provisions whereby the Sponsor waived claims to any funds in the Trust Account.

Additionally, if the Extension Amendment Proposal is approved and GGAA consummates an initial business combination, the officers and directors of GGAA may have additional interests as described in the prospectus/proxy statement for such transaction.

The proposed Business Combination with NextTrip may be delayed or ultimately prohibited and GGAA may not be able to complete the proposed Business Combination with NextTrip since such initial business combination may be subject to regulatory review and approval requirements, including pursuant to foreign investment regulations and review by governmental entities such as the Committee on Foreign Investment in the United States (“CFIUS”), or may be ultimately prohibited.

The Business Combination may be subject to regulatory review and approval requirements by governmental entities, which may cause the Business Combination to be delayed or ultimately prohibited. For example, CFIUS has authority to review direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties to that investment choose not to file voluntarily. If CFIUS determines that an investment threatens national security, CFIUS has the power to impose restrictions on the investment or recommend that the President prohibit and/or unwind it. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, the nationality of the parties, the level of beneficial ownership interest and the nature of any information or governance rights involved.

It is noted that (i) GGAA is a Cayman Islands exempted company and a foreign private issuer (for U.S. securities law purposes); (ii) NextTrip is a Florida corporation; (iii) the Sponsor, Genesis Growth Tech LLC, is a Cayman Islands limited liability company whose sole member is a non-U.S. person and GGAA’s largest shareholder; and (iv) following the Business Combination, the Sponsor will be a significant shareholder of the post-combination company. It is GGAA’s view that it is unlikely that the Business Combination would be subject to or impacted by a CFIUS review. Nevertheless, GGAA may determine that it will submit to CFIUS review on a voluntary basis, or to proceed with the transaction without submitting to CFIUS and risk CFIUS intervention, before or after closing the transaction. CFIUS may decide to block or delay the proposed Business Combination, or impose conditions with respect to it, which may delay or prevent us from consummating the proposed Business Combination.

The process of government review, whether by CFIUS or otherwise, could be lengthy. Because GGAA has only a limited time to complete its initial business combination, its failure to obtain any required approvals within the requisite time period may require GGAA to liquidate. If GGAA is unable to consummate the Business Combination within the applicable time period required, including as a result of extended regulatory review, GGAA will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the GGAA Public Shares, at a per-share price, payable in cash equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to GGAA (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish GGAA public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of remaining GGAA shareholders and the Board, liquidate and dissolve, subject in each case to GGAA’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, GGAA shareholders will miss the opportunity to benefit from the Business Combination and the chance of realizing any future gains in the value of such investment. Additionally, there will be no redemption rights or liquidating distributions with respect to outstanding GGAA warrants, which will expire worthless if GGAA fails to complete an initial business combination by the required date. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than $[    ] per share.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

GGAA is proposing to amend its Articles of Association to extend the date by which GGAA has to consummate a business combination to the Extended Date so as to give GGAA additional time to complete the Business Combination. A copy of the proposed Third Amended and Restated Articles of Association of GGAA is attached to this proxy statement as Annex A.

While GGAA is using its reasonable best efforts to timely complete the Business Combination, it is unlikely that the Business Combination can be completed by September 13, 2023, and the Board believes that it is in the best interests of GGAA shareholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, GGAA will have an additional amount of time to consummate the Business Combination. Without the Extension, GGAA believes that there is significant risk that GGAA will not, despite its reasonable best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, GGAA would be precluded from completing the Business Combination and would be forced to liquidate even if GGAA shareholders are otherwise in favor of consummating the Business Combination. GGAA intends to hold the Business Combination Extraordinary General Meeting at a future date to approve the Business Combination.

Articles of Association

The Board believes that given GGAA’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that GGAA is in the best position possible to consummate the Business Combination and that it is in the best interests of GGAA shareholders that GGAA obtain the Extension. GGAA believes the Business Combination will provide significant benefits to its shareholders. For more information about the Business Combination, see the Form 8-K filed by GGAA with the SEC on May 24, 2023.

As contemplated by the Articles of Association, the holders of the Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented. You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting.

On the Record Date, the redemption price per Public Share was approximately $[    ] (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[    ] as of the Record Date (including interest not previously released to GGAA to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Public Shares on the Record Date was $[    ] (while as discussed below under “Business of GGAA and Certain Information About GGAA — General”, Nasdaq has initiated a trading halt on our Class A Ordinary Shares; however, to the best of our knowledge as of the date of this Proxy Statement, our Class A Ordinary Shares continue to be traded in the over-the-counter markets). Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $[    ] more per share than if the Public Shares were sold in the open market. GGAA cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Reasons for the Extension Amendment Proposal

On May 22, 2023, GGAA announced that it had entered into a definitive agreement for the Business Combination with NextTrip. The Board has unanimously (i) approved and declared advisable the Business Combination Agreement, the Business Combination and the other transactions contemplated thereby; and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by GGAA shareholders. GGAA will hold a meeting of shareholders at a future date to consider and approve the proposed Business Combination and a prospectus/proxy statement will be sent to all GGAA shareholders at a future date. GGAA and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission (the “SEC”) related to the transaction, but have determined that there will not be sufficient time before September 13, 2023 (its current termination date) to hold an Extraordinary General Meeting to obtain the requisite shareholder approval of, and to consummate, the Business Combination. The Board has determined that it is in the best interests of GGAA to seek the Extension and have GGAA shareholders approve the Extension Amendment Proposal at this time to allow for additional time to consummate the Business Combination.

The Articles of Association currently provide that GGAA has until the Termination Date to complete an initial business combination. GGAA and its officers and directors agreed that they would not seek to amend the Articles of Association to allow for a longer period of time to complete a business combination unless GGAA provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. While GGAA is using its reasonable best efforts to timely complete the Business Combination, it is unlikely that the Business Combination can be completed by September 13, 2023, and the Board believes that it is in the best interests of GGAA shareholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, GGAA will have an additional amount of time to consummate the Business Combination. Without the Extension, GGAA believes that there is significant risk that GGAA will not, despite its reasonable best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, GGAA would be precluded from completing the Business Combination and would be forced to liquidate even if GGAA shareholders are otherwise in favor of consummating the Business Combination.

The Extension Amendment Proposal is essential to allowing GGAA additional time to consummate the Business Combination in the event the Business Combination is for any reason not completed on or before the Termination Date. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

The Board believes that given GGAA’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that GGAA is in the best position possible to consummate the Business Combination and that it is in the best interests of GGAA shareholders that GGAA obtain the Extension. GGAA believes the Business Combination will provide significant benefits to its shareholders. For more information about the Business Combination, see the Form 8-K filed by GGAA with the SEC on May 24, 2023.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, or if GGAA is otherwise unable to consummate its initial business combination by the Termination Date, GGAA will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to GGAA (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish GGAA shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of remaining GGAA shareholders and the Board, liquidate and dissolve, subject in each case to GGAA’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and the officers, directors and the initial shareholders of GGAA have waived their rights to participate in any liquidation distribution with respect to the 6,325,000 Founder Shares held by them (which includes 5,850,625 Founder Shares held by the Sponsor). There will be no distribution from the Trust Account with respect to GGAA’s warrants, which will expire worthless in the event GGAA dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, GGAA intends to file the Third Amended and Restated Articles of Association with the Cayman Islands Registrar of Companies in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. GGAA will then continue to attempt to consummate a business combination until the Extended Date. GGAA will remain a reporting company under the Exchange Act and its Units, Public Shares and public warrants will remain publicly traded during this time.

You are not being asked to vote on the Business Combination at the Extraordinary General Meeting. The vote by GGAA shareholders on the Business Combination will occur at a separate Business Combination Extraordinary General Meeting of GGAA shareholders, to be held at a later date, and the solicitation of proxies from GGAA shareholders in connection with such separate Business Combination Extraordinary General Meeting, and the related right of GGAA shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), will be the subject of a separate prospectus/proxy statement. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. However, the Redemption is subject to approval of the Extension Amendment Proposal.

In order to exercise your redemption rights, you must:

•        if you hold Units, separate the underlying Public Shares and public warrants;

•        on or before two business days before the Extraordinary General Meeting, tender your shares physically or electronically and submit a request in writing that GGAA redeem your Public Shares for cash to the Trustee, at the following address:

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

and

•        deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Extraordinary General Meeting.

Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee, with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a Public Share by GGAA’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $[    ] as of the Record Date. Prior to their exercising redemption rights, GGAA shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their shares of Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of GGAA, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If GGAA does not consummate an initial business combination on or before the Termination Date, the Extension Amendment Proposal is not approved, GGAA will be required to dissolve and liquidate the trust account by returning the then remaining funds in such account to the public shareholders and all of GGAA’s warrants will expire worthless.

Your right to redeem in connection with the Extraordinary General Meeting relating to the Extension Amendment Proposal does not affect the right of GGAA shareholders to elect to redeem their Public Shares in connection with the Business Combination, which is a separate and additional redemption right available to GGAA shareholders. Shareholders of GGAA seeking to exercise their redemption rights in connection with the Business Combination should follow the instructions for the exercise of such rights set forth in the prospectus/proxy statement relating to the Business Combination Extraordinary General Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Public Shares and Founder Shares, voting as a group, represented in person via the virtual meeting platform or by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to the Extension Amendment Proposal is as follows:

“RESOLVED, as a special resolution under Cayman Islands law, that the Third Amended and Restated Memorandum and Articles of Association (a copy of which is attached to this proxy statement as Annex A), be and are hereby adopted as the memorandum and articles of association of GGAA in substitution for and to the exclusion of GGAA’s existing memorandum and articles of association.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT GGAA SHAREHOLDERS VOTE “FOR”
THE EXTENSION AMENDMENT PROPOSAL.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

General

The following discussion summarizes certain material U.S. federal income tax considerations for U.S. Holders (as defined below) that elect to have their GGAA Class A Ordinary Shares redeemed for cash.

This discussion is limited to certain U.S. federal income tax considerations to beneficial owners of GGAA securities that hold such securities as capital assets under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). This discussion is a summary only and does not consider all aspects of U.S. federal income taxation that may be relevant to a U.S. Holder in light of its particular circumstances, including:

•        the sponsor, officers or directors of GGAA;

•        banks, financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market accounting rules;

•        tax-exempt entities;

•        partnerships (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) or other pass-through entities for U.S. federal income tax purposes or holders of interests therein;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies;

•        real estate investment trusts;

•        expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more of the shares of GGAA, by vote or by value;

•        persons that acquired GGAA securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation or in connection with services;

•        persons that hold GGAA securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

•        U.S. Holders (as defined below) whose functional currency is not the U.S. dollar.

Moreover, the discussion below is based upon the provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all in effect and available as of the date hereof. Those authorities may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below. Furthermore, this discussion does not address the Medicare tax on certain investment income, the alternative minimum tax, the base erosion and anti-abuse tax, any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare contribution tax laws, or state, local or non-U.S. tax laws.

GGAA has not sought, and will not seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

U.S. Holder

As used herein, the term “U.S. Holder” means a beneficial owner of GGAA securities that is for U.S. federal income tax purposes:

•        an individual citizen or resident of the United States;

•        a corporation (or other entity classified as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•        a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (B) it has in effect under applicable U.S. Treasury regulations a valid election to be treated as a U.S. person.

If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of GGAA securities, the U.S. federal income tax treatment of the partnership or a partner in the partnership generally will depend on the status of the partner and the activities of the partner and the partnership. Partners of a partnership holding GGAA securities should consult their own tax advisor.

THE U.S. FEDERAL INCOME TAX TREATMENT OF REDEMPTIONS DEPENDS IN SOME INSTANCES ON DETERMINATIONS OF FACT AND INTERPRETATIONS OF COMPLEX PROVISIONS OF U.S. FEDERAL INCOME TAX LAW FOR WHICH NO CLEAR PRECEDENT OR AUTHORITY MAY BE AVAILABLE. ACCORDINGLY, THE U.S. FEDERAL INCOME TAX TREATMENT OF THE EXERCISE OF YOUR REDEMPTION RIGHTS WITH RESPECT TO GGAA CLASS A ORDINARY SHARES WILL DEPEND ON YOUR PARTICULAR TAX CIRCUMSTANCES. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, AND LOCAL, AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES TO YOU, IN LIGHT OF YOUR PARTICULAR INVESTMENT OR TAX CIRCUMSTANCES OF THE EXERCISE OF YOUR REDEMPTION RIGHTS WITH RESPECT TO GGAA CLASS A ORDINARY SHARES.

U.S. Holders Exercising Redemption Rights with Respect to Class A Ordinary Shares

In the event that a U.S. Holder elects to redeem its GGAA Class A Ordinary Shares for cash as described herein, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the GGAA Class A Ordinary Shares under Section 302 of the Code. If the redemption qualifies as a sale of the GGAA Class A Ordinary Shares, the U.S. Holder will be treated as described under “— U.S. Holders — Gain or Loss on Redemption Treated as a Sale of GGAA Class A Ordinary Shares” below. If the redemption does not qualify as a sale of the GGAA Class A Ordinary Shares, the U.S. Holder will be treated as described under “— U.S. Holders — Taxation of Redemption Treated as a Distribution” below.

Whether a redemption qualifies for sale treatment will depend largely on the total number of shares of GGAA Class A Ordinary Shares treated as held by the U.S. Holder (including any GGAA Class A Ordinary Shares constructively owned by the U.S. Holder as a result of owning GGAA Warrants) relative to all of the shares of GGAA Class A Ordinary Shares outstanding both before and after the redemption. The redemption of GGAA Class A Ordinary Shares generally will be treated as a sale of the GGAA Class A Ordinary Shares (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in GGAA or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only GGAA Class A Ordinary Shares actually owned by the U.S. Holder, but also shares of GGAA Class A Ordinary Shares that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include GGAA Class A Ordinary Shares which could be acquired pursuant to the conversion of the GGAA warrants. In order to meet the substantially disproportionate test, the percentage of GGAA’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of the GGAA Class A Ordinary Shares must, among other requirements, be less than 80% of the percentage of GGAA’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the GGAA Class A Ordinary Shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the GGAA Class A Ordinary Shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other GGAA Class A Ordinary Shares. The redemption of the GGAA Class A Ordinary Shares will not be essentially equivalent to a dividend if a U.S. Holder’s redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in GGAA Class A Ordinary Shares. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in GGAA will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. Holder should consult with its own tax advisors as to the tax consequences of a redemption.

If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution and the tax effects will be as described under “— U.S. Holders — Taxation of Redemption Treated as a Distribution” below. After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed GGAA Class A Ordinary Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining GGAA Class A Ordinary Shares, or, if it has none, possibly in other GGAA Class A Ordinary Shares constructively owned by it.

Gain or Loss on Redemption Treated as a Sale of GGAA Class A Ordinary Shares

This section is subject to further discussion under “Application of the Passive Foreign Investment Company Rules,” below.

If the redemption qualifies as a sale of GGAA Class A Ordinary Shares, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption and (ii) the U.S. Holder’s adjusted tax basis in its GGAA Class A Ordinary Shares so redeemed. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the GGAA Class A Ordinary Shares so disposed of exceeds one year. A U.S. Holder’s adjusted tax basis in its GGAA Class A Ordinary Shares generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a GGAA Public Unit allocated to a GGAA Class A Ordinary Share or the purchase price of a GGAA Class A Ordinary Share purchased in the open market) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Redemption Treated as a Distribution

This section is subject to further discussion under “Application of the Passive Foreign Investment Company Rules,” below.

If the redemption does not qualify as a sale of GGAA Class A Ordinary Shares, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute a dividend taxable as ordinary income for U.S. federal income tax purposes to the extent paid from GGAA’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. A distribution in excess of current and accumulatd earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in GGAA Class A Ordinary Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the GGAA Class A Ordinary Shares and will be treated as described under “— Gain or Loss on Redemption Treated as a Sale of GGAA Class A Ordinary Shares,” above. Special rules apply to dividends received by U.S. Holders that are taxable corporations.

Application of the Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be classified as a Passive Foreign Investment Company (“PFIC”) for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

GGAA believes that it was a PFIC for its initial taxable year ended December 31, 2021, its taxable year ending December 31, 2022 and that it will be a PFIC for the taxable year that will include the Business Combination. GGAA’s actual PFIC status for its taxable year that will include the Business Combination, however, will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to the status of GGAA as a PFIC for its taxable year ending in connection with the Business Combination. The following discussion, nevertheless, assumes that GGAA was and will be a PFIC for all taxable years since its formation in 2021.

Default PFIC Rules

If GGAA is a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and the U.S. Holder did not make a timely and effective “qualified election fund” (“QEF”) election for our first taxable year as a PFIC in which the U.S. Holder held GGAA Class A Ordinary Shares, a QEF election along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:

•        any gain recognized by the U.S. Holder on the sale or other disposition of its GGAA Class A Ordinary Shares, which would include a redemption of GGAA Class A Ordinary Shares if such redemption is treated as a sale under the rules discussed above; and

•        any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its GGAA Class A Ordinary Shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares), which may include a redemption of GGAA Class A Ordinary Shares if such redemption is treated as a distribution under the rules discussed above.

Under the Default PFIC Regime:

•        the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its GGAA Class A Ordinary Shares;

•        the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

•        the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•        an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

QEF Election

In general, a U.S. Holder may avoid the PFIC tax consequences of the Default PFIC Regime described above in respect of its GGAA Class A Ordinary Shares by making a timely QEF election (if eligible to do so) to include in income its pro rata share of GGAA’s net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. Holder in which or with which GGAA’s taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such U.S. Holder’s tax return for the taxable year to which the election relates.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621, including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections, if available, generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

If a U.S. Holder makes a QEF election effective after the first taxable year of GGAA as a PFIC in which the U.S. Holder held (or was deemed to hold) GGAA Class A Ordinary Shares, the adverse PFIC tax consequences of the Default PFIC Regime (with adjustments to take into account any current income inclusions resulting from the QEF election) will continue to apply with respect to such GGAA Class A Ordinary Shares unless the U.S. Holder makes a purging election under the PFIC rules. Under the purging election, the U.S. Holder will be deemed to have sold such GGAA Class A Ordinary Shares at their fair market value and any gain recognized on such deemed sale will be treated as an excess distribution, taxed under the Default PFIC Regime described above. As a result of the purging election, the U.S. Holder will have a new basis and holding period in such GGAA Class A Ordinary Shares for purposes of the PFIC rules.

In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC annual information statement from GGAA. We will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the U.S. Holder to make and maintain a QEF election, but there is no assurance that we will timely provide such required information. There is also no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a U.S. Holder has made a QEF election with respect to its GGAA Class A Ordinary Shares, and the Default PFIC Regime does not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares or as a result of a purging election, as described above), any gain recognized on the sale or redemption (if such redemption of GGAA Class A Ordinary Shares is treated as a sale under the rules discussed above) of the GGAA Class A Ordinary Shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a distribution of (or a redemption (if such redemption of GGAA Class A Ordinary Shares is treated as a distribution under the rules discussed above) in an amount equal to the amount of) such earnings and profits that were previously included in income generally should not be taxable as a dividend to such U.S. Holders. The tax basis of a U.S. Holder’s shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends, under the above rules.

Mark-to-Market Election

Alternatively, if the GGAA Class A Ordinary Shares are treated as “marketable stock”, a U.S. Holder may make an election to mark marketable shares in a PFIC to market on an annual basis. PFIC shares generally are marketable if they are (i) “regularly traded” on a national securities exchange that is registered with the Securities Exchange Commission or on the national market system established under Section 11A of the Securities and Exchange Act of 1934, or (ii) “regularly traded” on any exchange or market that the Treasury Department determines to have rules sufficient to ensure that the market price accurately represents the fair market value of the shares. The GGAA Class A Ordinary Shares, which are currently listed on Nasdaq (subject to the outcome of a scheduled Panel Hearing regarding Nasdaq’s determination to delist the Class A Ordinary Shares, as discussed below under “Business of GGAA and Certain Information About GGAA — General”), should qualify as marketable shares for this purpose but there can be no assurance that the GGAA Class A Ordinary Shares will meet the “regular trading” Requirement.

Pursuant to a mark-to-market election, a U.S. Holder would include in each year as ordinary income the excess, if any, of the fair market value of such shares over its adjusted basis at the end of the taxable year. A U.S. Holder may treat as ordinary loss any excess of the adjusted basis of the shares over its fair market value at the end of the year, but only to the extent of the net amount previously included in income as a result of the election in prior years. A U.S. Holder’s adjusted tax basis in the PFIC shares is increased to reflect any amounts included in income, and decreased to reflect any amounts deducted, as a result of a mark-to-market election. Any gain recognized on a disposition or redemption (if such redemption of GGAA Class A Ordinary Shares is treated as a sale under the rules discussed above) of GGAA Class A Ordinary Shares is treated as ordinary income and any loss will be treated as ordinary loss, but only to the extent of the net amount of income previously included as a result of a mark-to-market election, and thereafter, a capital loss.

If a U.S. Holder makes a mark-to-market election effective after the first taxable year of GGAA as a PFIC in which the U.S. Holder held (or was deemed to hold) GGAA Class A Ordinary Shares, for the first year for which the mark-to-market election is effective, the Default PFIC Regime will apply to (i) any distribution with respect to, or disposition of, GGAA Class Ordinary Shares and (ii) the amount of the excess of the value of GGAA Class A Ordinary Shares on the last day of the U.S. Holder’s taxable year over their adjusted tax basis as though such excess were gain from a disposition of GGAA Class A Ordinary Shares on such day (and the U.S. Holder will increase its basis in its GGAA Class A Ordinary Shares by such excess).

PFIC Reporting Requirements

A U.S. Holder of GGAA Class A Ordinary Shares is required to file an annual report on IRS Form 8621 containing such information with respect to its interest in a PFIC as the IRS may require. Failure to file IRS Form 8621 for each applicable taxable year may result in substantial penalties and result in the U.S. Holder’s taxable years being open to audit by the IRS (potentially including with respect to items that do not relate to a U.S. Holder’s investment in the GGAA Class A Ordinary Shares) until such forms are properly filed.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES ON THE REDEMPTION OF CLASS A ORDINARY SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Information Reporting and Backup Withholding

Proceeds from the redemption may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a U.S. Holder that furnishes a correct taxpayer identification number and makes other required certifications, or that is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s U.S. federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to GGAA shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by GGAA shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under the Articles of Association, which is the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Public Shares and the Founder Shares, voting as a group, represented in person via the virtual meeting platform or by proxy and entitled to vote thereon at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to the Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution under the Amended and Restated Memorandum and Articles of Association, that the adjournment of the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies to be determined by the chairman of the Extraordinary General Meeting be confirmed, adopted, approved and ratified in all respects.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT GGAA SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BUSINESS OF GGAA AND CERTAIN INFORMATION ABOUT GGAA

General

GGAA is a blank check company incorporated on March 17, 2021 as a Cayman Islands exempted company limited by shares and formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

On December 13, 2021, GGAA consummated the IPO of 25,300,000 Units, including 3,300,000 Units subsequently issued on December 21, 2021 pursuant to the full exercise of the underwriters’ over-allotment option. The Units were sold, in the IPO, at a price of $10.00 per unit, and pursuant to the underwriters’ over-allotment option, at a price of $10.15 per unit, generating gross proceeds to GGAA of $253,495,000. Simultaneously with the IPO closing date, GGAA completed the private placement of an aggregate of 8,875,000 private placement warrants (the “Private Placement Warrants”) to the Sponsor, including 825,000 private placement warrants subsequently issued substantially concurrently with the full exercise of the underwriters’ over-allotment option, at a price of $1.00 per private placement warrants, each exercisable to purchase one whole Public Share at $11.50 per share, generating gross proceeds to GGAA of $8,875,000. On December 13, 2021, a total of $223,300,000, comprised of $215,255,000 of the proceeds from the IPO, and $8,050,000 of the proceeds from the sale of the private placement warrants, was placed in the Trust Account with Continental Stock Transfer & Trust Company, acting as trustee (the “Trustee”). On December 21, 2021, the issuance by GGAA of 3,300,000 Units at a price of $10.15 per unit pursuant to the full exercise of the underwriters’ over-allotment option resulted in gross proceeds of $33,495,000 being placed in the Trust Account.

Pursuant to the terms of GGAA’s Memorandum and Articles of Association then existing, in order to extend the period of time to consummate an initial business combination, the Sponsor deposited $2,530,000 into the Trust Account on December 9, 2022, for a three-month extension expiring on March 13, 2023 (the “Extension Payment”). On February 22, 2023, the shareholders approved an amendment to the Amended and Restated Memorandum and Articles of Association to extend the deadline to complete an initial business combination from March 13, 2023 to September 13, 2023 (the “First Extension Amendment Proposal”). As such, GGAA currently has until 21 months from the closing of the IPO, or until September 13, 2023 (the “Combination Period”), to consummate its initial business combination. If GGAA is unable to complete a business combination within the Combination Period, GGAA will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest and other income earned on the funds held in the Trust Account and not previously released to GGAA to pay its income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the board of directors, liquidate and dissolve, subject in each case to GGAA’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

In connection with the First Extension Amendment Proposal, shareholders elected to redeem 25,198,961 Class A ordinary shares in GGAA, representing approximately 99.6% of the issued and outstanding Class A ordinary shares in GGAA, for a pro rata portion of the funds in GGAA’s trust account. As a result, $263,325,414 (approximately $10.45 per share) was debited from GGAA’s trust account to pay such holders.

As of the Record Date, a total of 101,039 Class A Ordinary Shares remained issued and outstanding and a total of 6,325,000 Class B ordinary shares were issued and outstanding.

On July 14, 2023, GGAA received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that GGAA’s securities (units, ordinary shares and warrants) would be suspended from The Nasdaq Global Market on July 25, 2023, due to GGAA’s non-compliance with Nasdaq Listing Rule 5452. Nasdaq Listing Rule 5452 requires that special purpose acquisition companies (SPACs) which listed their securities on The Nasdaq Global Market under alternative Listing Rule 5406 (such as GGAA), to among other things, maintain a minimum average market value of listed securities of $50 million, and a minimum average market value of publicly held shares of $40 million, over 30 consecutive trading days. Pursuant to the July 14, 2023, notice, Nasdaq advised GGAA that for the 30 consecutive trading days ending June 27, 2023, GGAA’s average market value of listed securities had been below $50 million and the average market value of publicly held securities for its Class A ordinary shares had been below $40 million, and as a result, Nasdaq determined to delist GGAA’s securities.

Additionally, in accordance with Nasdaq Listing Rule 5452(a)(2)(C), SPACs are required to hold at least 600,000 in publicly held shares. According to GGAA’s Form 10-K for the year ended December 31, 2022, Nasdaq calculated the publicly held shares as 101,039. Nasdaq advised that this deficiency served as an additional and separate basis for delisting.

Accordingly, and pursuant to Listing Rule 5815(a)(1)(B)(ii)(c), unless GGAA requested an appeal of this determination, trading of GGAA’s listed securities were to be suspended from The Nasdaq Global Market on July 25, 2023, and a Form 25-NSE was to be filed with the SEC, which would remove GGAA’s securities from listing and registration on The Nasdaq Stock Market.

On July 21, 2023, GGAA timely submitted an appeal of Nasdaq’s delisting determination to a Hearings Panel, pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. The filing of the appeal stays the delisting of GGAA’s securities on Nasdaq. A hearing has been scheduled for September 14, 2023.

At the panel hearing, GGAA intends to present a plan to regain compliance with Rule 5452 and certain other Nasdaq deficiencies as previously noted by Nasdaq.

There can be no assurance that GGAA’s plan will be accepted by the hearings panel or that, if it is, GGAA will be able to regain compliance with the applicable Nasdaq listing requirements. If GGAA’s securities are delisted from Nasdaq, it could be more difficult to buy or sell GGAA’s securities or to obtain accurate quotations, and the price of GGAA’s securities could suffer a material decline.

Separate from the above, on July 13, 2023, Nasdaq determined to halt trading in GGAA’s securities (the “Trading Halt”). Nasdaq notified GGAA that the Trading Halt would not be lifted by Nasdaq.

As a result, it could be more difficult to buy or sell GGAA’s securities or to obtain accurate quotations, security holders may be unable to buy or sell GGAA’s securities, any securities currently held by GGAA security holders may be required to be held indefinitely, any Class A Ordinary Shares held by shareholders and not redeemed as provided herein, may have no value, may not be able to be traded publicly or sold, and the price of GGAA’s securities could suffer a material decline.

Separately, the trading price of GGAA’s Class A Ordinary Shares and units recently experienced extreme volatility that was seemingly unrelated to our financial results and prospects. On July 13, 2023, the trading price of our Class A Ordinary Shares, traded between $12.00 and $48.99 per share and the trading price of our units traded between $13.00 and $37.00 per unit, for reasons unknown. The trading prices of certain other SPACs with small public floats also experienced extreme volatility and significant increases in trading values for seemingly unknown reasons. The trading price of our securities (to the extent publicly traded) is likely to continue to be volatile, and our securities have been, and may continue to be, subject to rapid and substantial price volatility. Such volatility, including any stock-run up, has, and in the future, may be, unrelated to our actual or expected operating performance, financial condition or prospects, making it difficult for prospective investors to assess the rapidly changing value of our securities. There have been recent instances of extreme stock price run-ups followed by rapid price declines, particularly among companies with relatively smaller public floats (such as GGAA), and we expect that such instances may continue and/or increase in the future. Contributing to this risk of volatility are a number of factors. First, our securities are likely to be more sporadically and thinly traded than that of larger, more established companies. As a consequence of this lack of liquidity, the trading of relatively small quantities of securities by our securityholders may disproportionately influence the price of those securities in either direction, which may cause the price of our securities to deviate, potentially significantly, from a price that better reflects the underlying performance of our business. The price of our securities could, for example, decline precipitously in the event that a large number of our securities are sold in the market without commensurate demand as compared to a seasoned issuer that could better absorb those sales without an adverse impact on its security price. Second, we are a speculative investment due to our status as a SPAC and our business plan to complete a business combination. Third, we have an extremely small float, with only 88,502 outstanding Class A Ordinary Shares (when not including shares which are part of units) and only 12,537 outstanding units. As a result, orders to purchase or sell even small numbers of our Series A Ordinary Shares or units may have an extreme effect on the price of our securities, due to the small number of shares available for purchase and sale, and may result in extreme volatility which is unrelated to the underlying performance and prospects of GGAA. As a consequence of this enhanced risk, more risk-adverse investors may, under the fear of losing all or most of their investment in the event of negative news or lack of progress, be more inclined to sell their securities on the market more quickly and at greater discounts than would be the case with the stock of a larger, more established company that has a relatively large public float.

Many of these factors are beyond our control and may decrease the market price of our securities. Such volatility, including any stock run-ups, may be unrelated or disproportionate to our actual or expected operating performance and financial condition or prospects, making it difficult for prospective investors to assess the rapidly changing value of our securities.

The Proposed Business Combination

As previously announced, on May 22, 2023, GGAA, Merger Sub, NextTrip, the Purchaser Representative and Seller Representative, entered into the Business Combination Agreement to effect a strategic combination of their businesses. The Business Combination will be completed at the effective time by means of a merger, whereby Merger Sub will merge with and into NextTrip, with NextTrip continuing as the surviving entity.

While GGAA is using its reasonable best efforts to timely complete the Business Combination, it is unlikely that the Business Combination can be completed by September 13, 2023, and the Board believes that it is in the best interests of GGAA shareholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, GGAA will have an additional amount of time to consummate the Business Combination. Without the Extension, GGAA believes that there is significant risk that GGAA will not, despite its reasonable best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, GGAA would be precluded from completing the Business Combination and would be forced to liquidate even if GGAA shareholders are otherwise in favor of consummating the Business Combination.

The Board believes that given GGAA’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that GGAA is in the best position possible to consummate the Business Combination and that it is in the best interests of GGAA shareholders that GGAA obtain the Extension. GGAA believes the Business Combination will provide significant benefits to its shareholders. For more information about the Business Combination, see the Form 8-K filed by GGAA with the SEC on May 24, 2023.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of GGAA’s Public Shares and Founder Shares as of August [    ], 2023 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of GGAA’s Public Shares and Founder Shares, by:

•        each person known by GGAA to be the beneficial owner of more than 5% of GGAA’s outstanding Public Shares or Founder Shares;

•        each of GGAA’s current executive officers and directors that beneficially owns shares of GGAA’s Public Shares or Founder Shares; and

•        all of GGAA’s current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

Voting power represents the combined voting power of Public Shares or Founder Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Public Shares and Founder Shares vote together as a single class.

Unless otherwise indicated, GGAA believes that all persons named in the table have sole voting and investment power with respect to all Public Shares or Founder Shares beneficially owned by them.

	Public Shares and Founder Shares(1)
Name of Beneficial Owner	Number	Percentage
Executive Officers and Directors:
Eyal Perez(2)(3)	5,850,625	91.0%
Michael Lahyani	—	—%
Cem Habib	—	—%
All directors and executive officers as a group (3 individuals)	5,850,625	91.0%

Five Percent or More Holders:
Genesis Growth Tech LLC(2)(3)	5,850,625	18.8%
Olivier Plan(4)	1,500,000	23.3%
Nomura Securities International, Inc.(5)	474,375	7.4%

____________

(1)      This table is based on 6,426,039 shares of Public Shares and Founder Shares outstanding as of August [    ], 2023. Beneficial ownership is determined in accordance with the rules of the SEC. Except as described in the footnotes below and subject to applicable community property laws and similar laws, GGAA believes that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise indicated, the business address of each of the entities, directors and executives in this table is Bahnhofstrasse 3, 6052 Hergiswil, Nidwalden, Switzerland.

(2)      Represents Founder Shares that are automatically convertible into Class A Ordinary Shares at the Closing, subject to adjustment, unless earlier converted into Class A Ordinary Shares at the option of the holder thereof. The Founder Shares will automatically convert into Class A Ordinary Shares (which such Class A Ordinary Shares delivered upon conversion will not have any redemption rights or be entitled to liquidating distributions from the Trust Account if we fail to consummate an initial business combination) at the time of our initial business combination or earlier at the option of the holders thereof at a ratio such that the number of Class A Ordinary Shares issuable upon conversion of all Founder Shares will equal, in the aggregate, on an as-converted basis, 20% of the sum of (i) the total number of ordinary shares issued and outstanding upon completion of our IPO, plus (ii) the total number of Class A Ordinary Shares issued or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the company in connection with or in relation to the consummation of our initial business combination, excluding any Class A Ordinary Shares or equity-linked securities exercisable for or convertible into Class A Ordinary Shares issued, deemed issued, or to be issued, to any seller in our initial business combination and any private placement warrants issued to our Sponsor, any of its affiliates or any members of our management team upon conversion of working capital loans. In no event will the Founder Shares convert into Class A Ordinary Shares at a rate of less than one-to-one. Percentage ownership assumes all shares are converted to Class A Ordinary Shares on a one-for-one basis.

(3)      Represents the interests directly held by Genesis Growth Tech LLC, our Sponsor. Mr. Eyal Perez is the managing member of our Sponsor. As such, he may be deemed to have beneficial ownership of the Founder Shares held directly by the Sponsor. Mr. Perez disclaims any beneficial ownership of the Founder Shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(4)      Mr. Olivier Plan, a business associate of Mr. Perez, has provided operational and other funding to the Sponsor. Although Mr. Plan is neither a shareholder nor an officer or director of either the Sponsor or our Company, pursuant to an understanding between the Sponsor and Mr. Plan, Mr. Plan may be deemed to have an indirect beneficial interest in up to 1,500,000 Founder Shares held by the Sponsor. Mr. Plan’s business address is One Monte-Carlo, Place du Casino, 98000 Monaco.

Our Sponsor has the right to appoint all of our directors prior to our initial business combination. Holders of our Public Shares will not have the right to elect any directors to our board of directors prior to our initial business combination. Our Sponsor has the right to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our amended and restated memorandum and articles of association and approval of significant corporate transactions including our initial business combination.

Our Sponsor is deemed to be our “promoter” as such term is defined under the federal securities laws.

HOUSEHOLDING INFORMATION

Unless GGAA has received contrary instructions, GGAA may send a single copy of this proxy statement to any household at which two or more shareholders reside if GGAA believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce GGAA’s expenses. However, if shareholders prefer to receive multiple sets of GGAA’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of GGAA’s disclosure documents, the shareholders should follow these instructions:

•        if the shares are registered in the name of the shareholder, the shareholder should contact GGAA at the following address and e-mail address:

Genesis Growth Tech Acquisition Corp.
Bahnhofstrasse 3
Hergiswil Nidwalden
Switzerland
Attention: Chief Executive Officer
Email: ep@genfunds.com

•        if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

OTHER MATTERS

No proposals other than those discussed in this Proxy Statement will be presented before the Extraordinary General Meeting.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

No officer or director of GGAA has any substantial interest in the matters acted upon, other than his or her role as an officer or director of GGAA, except in connection with Mr. Perez’s status as Managing Member of the Sponsor. No director of GGAA opposed the actions disclosed herein.

EXPENSE OF PROXY STATEMENT

The expenses of mailing this Proxy Statement will be borne by GGAA, including expenses in connection with the preparation and mailing of this Proxy Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Proxy Statement to the beneficial owners of Class A Ordinary Shares held of record by such persons and that GGAA will reimburse them for their reasonable expenses incurred in connection therewith.

WHERE YOU CAN FIND MORE INFORMATION

GGAA files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. GGAA’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of GGAA’s filings with the SEC (excluding exhibits) at no cost by contacting GGAA at the address and/or telephone number below.

If you would like additional copies of this proxy statement or GGAA’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact GGAA at the following address and e-mail address:

Genesis Growth Tech Acquisition Corp.
Bahnhofstrasse 3
Hergiswil Nidwalden
Switzerland
Attention: Chief Executive Officer
Email: ep@genfunds.com

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from GGAA’s proxy solicitation agent at the following address, telephone number and e-mail address:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free Telephone: +1 (877) 870-8565
Main Telephone: +1 (206) 870-8565
E-mail: ksmith@advantageproxy.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a GGAA shareholder and would like to request documents, please do so by [    ], 2023, five business days prior to the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from GGAA, such documents will be mailed to you by first class mail or another equally prompt means.

Annex A

THE COMPANIES ACT (AS REVISED)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
THIRD AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
GENESIS GROWTH TECH ACQUISITION CORP.
(ADOPTED BY SPECIAL RESOLUTION DATED XX JANUARY 2023)

1            The name of the Company is Genesis Growth Tech Acquisition Corp.

2            The Registered Office of the Company shall be at the offices of Conyers Trust Company (Cayman) Limited, Cricket Square, Hutchins Drive, PO Box 2681, Grand Cayman, KY1-1111, Cayman Islands, or at such other place within the Cayman Islands as the Directors may decide.

3            The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the laws of the Cayman Islands.

4            The liability of each Member is limited to the amount unpaid on such Member’s shares.

5            The share capital of the Company is US$55,500 divided into 500,000,000 Class A ordinary shares of a par value of US$0.0001 each, 50,000,000 Class B ordinary shares of a par value of US$0.0001 each and 5,000,000 preference shares of a par value of US$0.0001 each.

6            The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

7            Capitalised terms that are not defined in this Third Amended and Restated Memorandum of Association bear the respective meanings given to them in the Third Amended and Restated Articles of Association of the Company.

Annex A-1

THE COMPANIES ACT (AS REVISED)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
THIRD AMENDED AND RESTATED
ARTICLES OF ASSOCIATION
OF
GENESIS GROWTH TECH ACQUISITION CORP.
(ADOPTED BY SPECIAL RESOLUTION DATED XXXX 2023)

1            Interpretation

1.1         In the Articles Table A in the First Schedule to the Statute does not apply and, unless there is something in the subject or context inconsistent therewith:

“Affiliate”

in respect of a person, means any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person, and (a) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, whether by blood, marriage or adoption or anyone residing in such person’s home, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a partnership, a corporation or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity.

“Applicable Law”

means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

“Articles”	means these third amended and restated articles of association of the Company.
“Audit Committee”	means the audit committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.
“Auditor”	means the person for the time being performing the duties of auditor of the Company (if any).
“Business Combination”

means a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses or entities (the “target business”), which Business Combination: (a) as long as the securities of the Company are listed on the Nasdaq Global Market, must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the signing of the definitive agreement to enter into such Business Combination; and (b) must not be solely effectuated with another blank cheque company or a similar company with nominal operations.

“business day”	means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorised or obligated by law to close in New York City.
“Clearing House”

means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.

“Class A Share”	means a Class A ordinary share of a par value of US$0.0001 in the share capital of the Company.

Annex A-2

“Class B Share”	means a Class B ordinary share of a par value of US$0.0001 in the share capital of the Company.
“Company”	means the above named company.
“Company’s Website”	means the website of the Company and/or its web-address or domain name (if any).
“Compensation Committee”	means the compensation committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.
“Designated Stock Exchange”	means any United States national securities exchange on which the securities of the Company are listed for trading, including the Nasdaq Global Market.
“Directors”	means the directors for the time being of the Company.
“Dividend”	means any dividend (whether interim or final) resolved to be paid on Shares pursuant to the Articles.
“Electronic Communication”

means a communication sent by electronic means, including electronic posting to the Company’s Website, transmission to any number, address or internet website (including the website of the Securities and Exchange Commission) or other electronic delivery methods as otherwise decided and approved by the Directors.

“Electronic Record”	has the same meaning as in the Electronic Transactions Act.
“Electronic Transactions Act”	means the Electronic Transactions Act (As Revised) of the Cayman Islands.
“Equity-linked Securities”

means any debt or equity securities that are convertible, exercisable or exchangeable for Class A Shares issued in a financing transaction in connection with a Business Combination, including but not limited to a private placement of equity or debt.

“Exchange Act”

means the United States Securities Exchange Act of 1934, as amended, or any similar U.S. federal statute and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

“Founders”	means all Members immediately prior to the consummation of the IPO.
“Independent Director”	has the same meaning as in the rules and regulations of the Designated Stock Exchange or in Rule 10A-3 under the Exchange Act, as the case may be.
“IPO”	means the Company’s initial public offering of securities.
“Member”	has the same meaning as in the Statute.
“Memorandum”	means the third amended and restated memorandum of association of the Company.
“Nominating Committee”	means the nominating and corporate governance committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.
“Officer”	means a person appointed to hold an office in the Company.
“Ordinary Resolution”

means a resolution passed by a simple majority of the Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a unanimous written resolution. In computing the majority when a poll is demanded regard shall be had to the number of votes to which each Member is entitled by the Articles.

Annex A-3

“Over-Allotment Option”

means the option of the Underwriters to purchase up to an additional 15% of the firm units (as described in the Articles) issued in the IPO at a price equal to US$10 per unit, less underwriting discounts and commissions.

“Preference Share”	means a preference share of a par value of US$0.0001 in the share capital of the Company.
“Public Share”	means a Class A Share issued as part of the units (as described in the Articles) issued in the IPO.
“Redemption Notice”	means a notice in a form approved by the Company by which a holder of Public Shares is entitled to require the Company to redeem its Public Shares, subject to any conditions contained therein.
“Register of Members”	means the register of Members maintained in accordance with the Statute and includes (except where otherwise stated) any branch or duplicate register of Members.
“Registered Office”	means the registered office for the time being of the Company.
“Representative”	means a representative of the Underwriters.
“Seal”	means the common seal of the Company and includes every duplicate seal.
“Securities and Exchange Commission”	means the United States Securities and Exchange Commission.
“Share”	means a Class A Share, a Class B Share or a Preference Share and includes a fraction of a share in the Company.
“Special Resolution”	subject to Article 29.4, has the same meaning as in the Statute, and includes a unanimous written resolution.
“Sponsor”	means Genesis Growth Tech LLC, a Cayman Islands limited liability company, and its successors or assigns.
“Statute”	means the Companies Act (As Revised) of the Cayman Islands.
“Sunset Date”	means 13 December 2024.
“Tax Filing Authorised Person”	means such person as any Director shall designate from time to time, acting severally.
“Treasury Share”	means a Share held in the name of the Company as a treasury share in accordance with the Statute.
“Trust Account”

means the trust account established by the Company upon the consummation of the IPO and into which a certain amount of the net proceeds of the IPO, together with a certain amount of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, will be deposited.

“Underwriter”	means an underwriter of the IPO from time to time and any successor underwriter.

1.2         In the Articles:

(a)     words importing the singular number include the plural number and vice versa;

(b)    words importing the masculine gender include the feminine gender;

(c)     words importing persons include corporations as well as any other legal or natural person;

(d)    “written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record;

Annex A-4

(e)     “shall” shall be construed as imperative and “may” shall be construed as permissive;

(f)     references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced;

(g)    any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(h)    the term “and/or” is used to mean both “and” as well as “or.” The use of “and/or” in certain contexts in no respects qualifies or modifies the use of the terms “and” or “or” in others. The term “or” shall not be interpreted to be exclusive and the term “and” shall not be interpreted to require the conjunctive (in each case, unless the context otherwise requires);

(i)     headings are inserted for reference only and shall be ignored in construing the Articles;

(j)     any requirements as to delivery under the Articles include delivery in the form of an Electronic Record;

(k)    any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Act;

(l)     sections 8 and 19(3) of the Electronic Transactions Act shall not apply;

(m)   the term “clear days” in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect; and

(n)    the term “holder” in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share.

2            Commencement of Business

2.1         The business of the Company may be commenced as soon after incorporation of the Company as the Directors shall see fit.

2.2         The Directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration.

3            Issue of Shares and other Securities

3.1         Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting) and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividends or other distributions, voting, return of capital or otherwise and to such persons, at such times and on such other terms as they think proper, and may also (subject to the Statute and the Articles) vary such rights, save that the Directors shall not allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) to the extent that it may affect the ability of the Company to carry out a Class B Ordinary Share Conversion set out in the Articles.

3.2         The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company on such terms as the Directors may from time to time determine.

3.3         The Company may issue units of securities in the Company, which may be comprised of whole or fractional Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, upon such terms as the Directors may from time to time determine. The securities comprising

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any such units which are issued pursuant to the IPO can only be traded separately from one another on the 52nd day following the date of the prospectus relating to the IPO unless the Representative(s) determines that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K with the Securities and Exchange Commission and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.

3.4         The Company shall not issue Shares to bearer.

4            Register of Members

4.1         The Company shall maintain or cause to be maintained the Register of Members in accordance with the Statute.

4.2         The Directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Statute. The Directors may also determine which register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

5            Closing Register of Members or Fixing Record Date

5.1         For the purpose of determining Members entitled to notice of, or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose, the Directors may, after notice has been given by advertisement in an appointed newspaper or any other newspaper or by any other means in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, provide that the Register of Members shall be closed for transfers for a stated period which shall not in any case exceed forty days.

5.2         In lieu of, or apart from, closing the Register of Members, the Directors may fix in advance or arrears a date as the record date for any such determination of Members entitled to notice of, or to vote at any meeting of the Members or any adjournment thereof, or for the purpose of determining the Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose.

5.3         If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of, or to vote at, a meeting of Members or Members entitled to receive payment of a Dividend or other distribution, the date on which notice of the meeting is sent or the date on which the resolution of the Directors resolving to pay such Dividend or other distribution is passed, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

6            Certificates for Shares

6.1         A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. Share certificates shall be signed by one or more Directors or other person authorised by the Directors. The Directors may authorise certificates to be issued with the authorised signature(s) affixed by mechanical process. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. All certificates surrendered to the Company for transfer shall be cancelled and, subject to the Articles, no new certificate shall be issued until the former certificate representing a like number of relevant Shares shall have been surrendered and cancelled.

6.2         The Company shall not be bound to issue more than one certificate for Shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.

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6.3         If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating evidence, as the Directors may prescribe, and (in the case of defacement or wearing out) upon delivery of the old certificate.

6.4         Every share certificate sent in accordance with the Articles will be sent at the risk of the Member or other person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.

6.5         Share certificates shall be issued within the relevant time limit as prescribed by the Statute, if applicable, or as the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law may from time to time determine, whichever is shorter, after the allotment or, except in the case of a Share transfer which the Company is for the time being entitled to refuse to register and does not register, after lodgement of a Share transfer with the Company.

7            Transfer of Shares

7.1         Subject to the terms of the Articles, any Member may transfer all or any of their Shares by an instrument of transfer provided that such transfer complies with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. If the Shares in question were issued in conjunction with rights, options, warrants or units issued pursuant to the Articles on terms that one cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such right, option, warrant or unit.

7.2         The instrument of transfer of any Share shall be in writing in the usual or common form or in a form prescribed by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law or in any other form approved by the Directors and shall be executed by or on behalf of the transferor (and if the Directors so require, signed by or on behalf of the transferee) and may be under hand or, if the transferor or transferee is a Clearing House or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members.

8            Redemption, Repurchase and Surrender of Shares

8.1         Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may issue Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company. The redemption of such Shares, except Public Shares, shall be effected in such manner and upon such other terms as the Company may, by Special Resolution, determine before the issue of such Shares. With respect to redeeming or repurchasing the Shares:

(a)     Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in the Business Combination Article hereof;

(b)    Class B Shares held by the Sponsor shall be surrendered by the Sponsor for no consideration to the extent that the Over-Allotment Option is not exercised in full so that the Sponsor will own 20% of the Company’s issued Shares after the IPO (exclusive of any securities purchased in a private placement simultaneously with the IPO); and

(c)     Public Shares shall be repurchased by way of tender offer in the circumstances set out in the Business Combination Article hereof.

8.2         Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may purchase its own Shares (including any

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redeemable Shares) in such manner and on such other terms as the Directors may agree with the relevant Member. For the avoidance of doubt, redemptions, repurchases and surrenders of Shares in the circumstances described in the Article above shall not require further approval of the Members.

8.3         The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Statute, including out of capital.

8.4         The Directors may accept the surrender for no consideration of any fully paid Share.

9            Treasury Shares

9.1         The Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.

9.2         The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).

10          Variation of Rights of Shares

10.1       Subject to Article 3.1, if at any time the share capital of the Company is divided into different classes of Shares, all or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound up, be varied without the consent of the holders of the issued Shares of that class where such variation is considered by the Directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of the holders of not less than two thirds of the issued Shares of that class, or with the approval of a resolution passed by a majority of not less than two thirds of the votes cast at a separate meeting of the holders of the Shares of that class. For the avoidance of doubt, the Directors reserve the right, notwithstanding that any such variation may not have a material adverse effect, to obtain consent from the holders of Shares of the relevant class. To any such meeting all the provisions of the Articles relating to general meetings shall apply mutatis mutandis, except that the necessary quorum shall be one person holding or representing by proxy at least one-third of the issued Shares of the class and that any holder of Shares of the class present in person or by proxy may demand a poll.

10.2       For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such class of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.

10.3       The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith or Shares issued with preferred or other rights.

11          Commission on Sale of Shares

The Company may, in so far as the Statute permits, pay a commission to any person in consideration of that person subscribing or agreeing to subscribe (whether absolutely or conditionally) or procuring or agreeing to procure subscriptions (whether absolutely or conditionally) for any Shares. Such commissions may be satisfied by the payment of cash and/or the issue of fully or partly paid-up Shares. The Company may also on any issue of Shares pay such brokerage as may be lawful.

12          Non Recognition of Trusts

The Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by the Articles or the Statute) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder.

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13          Lien on Shares

13.1       The Company shall have a first and paramount lien on all Shares (whether fully paid-up or not) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not) by such Member or their estate, either alone or jointly with any other person, whether a Member or not, but the Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Article. The registration of a transfer of any such Share shall operate as a waiver of the Company’s lien thereon. The Company’s lien on a Share shall also extend to any amount payable in respect of that Share.

13.2       The Company may sell, in such manner as the Directors think fit, any Shares on which the Company has a lien, if a sum in respect of which the lien exists is presently payable, and is not paid within 14 clear days after notice has been received or deemed to have been received by the holder of the Shares, or to the person entitled to it in consequence of the death or bankruptcy of the holder, demanding payment and stating that if the notice is not complied with the Shares may be sold.

13.3       To give effect to any such sale the Directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The purchaser or their nominee shall be registered as the holder of the Shares comprised in any such transfer, and they shall not be bound to see to the application of the purchase money, nor shall their title to the Shares be affected by any irregularity or invalidity in the sale or the exercise of the Company’s power of sale under the Articles.

13.4       The net proceeds of such sale after payment of costs, shall be applied in payment of such part of the amount in respect of which the lien exists as is presently payable and any balance shall (subject to a like lien for sums not presently payable as existed upon the Shares before the sale) be paid to the person entitled to the Shares at the date of the sale.

14          Call on Shares

14.1       Subject to the terms of the allotment and issue of any Shares, the Directors may make calls upon the Members in respect of any monies unpaid on their Shares (whether in respect of par value or premium), and each Member shall (subject to receiving at least 14 clear days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on the Shares. A call may be revoked or postponed, in whole or in part, as the Directors may determine. A call may be required to be paid by instalments. A person upon whom a call is made shall remain liable for calls made upon them notwithstanding the subsequent transfer of the Shares in respect of which the call was made.

14.2       A call shall be deemed to have been made at the time when the resolution of the Directors authorising such call was passed.

14.3       The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

14.4       If a call remains unpaid after it has become due and payable, the person from whom it is due shall pay interest on the amount unpaid from the day it became due and payable until it is paid at such rate as the Directors may determine (and in addition all expenses that have been incurred by the Company by reason of such non-payment), but the Directors may waive payment of the interest or expenses wholly or in part.

14.5       An amount payable in respect of a Share on issue or allotment or at any fixed date, whether on account of the par value of the Share or premium or otherwise, shall be deemed to be a call and if it is not paid all the provisions of the Articles shall apply as if that amount had become due and payable by virtue of a call.

14.6       The Directors may issue Shares with different terms as to the amount and times of payment of calls, or the interest to be paid.

14.7       The Directors may, if they think fit, receive an amount from any Member willing to advance all or any part of the monies uncalled and unpaid upon any Shares held by that Member, and may (until the amount would otherwise become payable) pay interest at such rate as may be agreed upon between the Directors and the Member paying such amount in advance.

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14.8       No such amount paid in advance of calls shall entitle the Member paying such amount to any portion of a Dividend or other distribution payable in respect of any period prior to the date upon which such amount would, but for such payment, become payable.

15          Forfeiture of Shares

15.1       If a call or instalment of a call remains unpaid after it has become due and payable the Directors may give to the person from whom it is due not less than 14 clear days’ notice requiring payment of the amount unpaid together with any interest which may have accrued and any expenses incurred by the Company by reason of such non-payment. The notice shall specify where payment is to be made and shall state that if the notice is not complied with the Shares in respect of which the call was made will be liable to be forfeited.

15.2       If the notice is not complied with, any Share in respect of which it was given may, before the payment required by the notice has been made, be forfeited by a resolution of the Directors. Such forfeiture shall include all Dividends, other distributions or other monies payable in respect of the forfeited Share and not paid before the forfeiture.

15.3       A forfeited Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal a forfeited Share is to be transferred to any person the Directors may authorise some person to execute an instrument of transfer of the Share in favour of that person.

15.4       A person any of whose Shares have been forfeited shall cease to be a Member in respect of them and shall surrender to the Company for cancellation the certificate for the Shares forfeited and shall remain liable to pay to the Company all monies which at the date of forfeiture were payable by that person to the Company in respect of those Shares together with interest at such rate as the Directors may determine, but that person’s liability shall cease if and when the Company shall have received payment in full of all monies due and payable by them in respect of those Shares.

15.5       A certificate in writing under the hand of one Director or Officer that a Share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the Share. The certificate shall (subject to the execution of an instrument of transfer) constitute a good title to the Share and the person to whom the Share is sold or otherwise disposed of shall not be bound to see to the application of the purchase money, if any, nor shall their title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

15.6       The provisions of the Articles as to forfeiture shall apply in the case of non payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the par value of the Share or by way of premium as if it had been payable by virtue of a call duly made and notified.

16          Transmission of Shares

16.1       If a Member dies, the survivor or survivors (where they were a joint holder), or their legal personal representatives (where they were a sole holder), shall be the only persons recognised by the Company as having any title to the deceased Member’s Shares. The estate of a deceased Member is not thereby released from any liability in respect of any Share, for which the Member was a joint or sole holder.

16.2       Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may be required by the Directors, elect, by a notice in writing sent by that person to the Company, either to become the holder of such Share or to have some person nominated by them registered as the holder of such Share. If they elect to have another person registered as the holder of such Share they shall sign an instrument of transfer of that Share to that person. The Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before their death or bankruptcy or liquidation or dissolution, as the case may be.

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16.3       A person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of a Member (or in any other case than by transfer) shall be entitled to the same Dividends, other distributions and other advantages to which they would be entitled if they were the holder of such Share. However, they shall not, before becoming a Member in respect of a Share, be entitled in respect of it to exercise any right conferred by membership in relation to general meetings of the Company and the Directors may at any time give notice requiring any such person to elect either to be registered or to have some person nominated by them registered as the holder of the Share (but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before their death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be). If the notice is not complied with within 90 days of being received or deemed to be received (as determined pursuant to the Articles), the Directors may thereafter withhold payment of all Dividends, other distributions, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

17          Class B Ordinary Share Conversion

17.1       The rights attaching to the Class A Shares and Class B Shares shall rank pari passu in all respects, and the Class A Shares and Class B Shares shall vote together as a single class on all matters (subject to the Variation of Rights of Shares Article and the Appointment and Removal of Directors Article hereof) with the exception that the holder of a Class B Share shall have the conversion rights referred to in this Article.

17.2       Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”): (a) at any time and from time to time at the option of the holders thereof; or (b) automatically on the day of the consummation of a Business Combination.

17.3       Notwithstanding the Initial Conversion Ratio, in the case that additional Class A Shares or any other Equity-linked Securities, are issued, or deemed issued, by the Company in excess of the amounts offered in the IPO and related to the consummation of a Business Combination, all Class B Shares in issue shall automatically convert into Class A Shares at the time of the consummation of a Business Combination at a ratio for which the Class B Shares shall convert into Class A Shares will be adjusted (unless the holders of a majority of the Class B Shares in issue agree to waive such anti-dilution adjustment with respect to any such issuance or deemed issuance) so that the number of Class A Shares issuable upon conversion of all Class B Shares will equal, on an as-converted basis, in the aggregate, 20% of the sum of all Class A Shares and Class B Shares in issue upon completion of the IPO plus all Class A Shares and Equity-linked Securities issued or deemed issued in connection with a Business Combination, excluding any Shares or Equity-linked Securities issued, or to be issued, to any seller in a Business Combination and any private placement warrants issued to the Sponsor or its Affiliates or any members of the management team of the Company upon conversion of working capital loans made to the Company.

17.4       Notwithstanding anything to the contrary contained herein, the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional Class A Shares or Equity-linked Securities by the written consent or agreement of holders of a majority of the Class B Shares then in issue consenting or agreeing separately as a separate class in the manner provided in the Variation of Rights of Shares Article hereof.

17.5       The foregoing conversion ratio shall also be adjusted to account for any subdivision (by share subdivision, exchange, capitalisation, rights issue, reclassification, recapitalisation or otherwise) or combination (by share consolidation, exchange, reclassification, recapitalisation or otherwise) or similar reclassification or recapitalisation of the Class A Shares in issue into a greater or lesser number of shares occurring after the original filing of the Articles without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalisation of the Class B Shares in issue.

17.6       Each Class B Share shall convert into its pro rata number of Class A Shares pursuant to this Article. The pro rata share for each holder of Class B Shares will be determined as follows: each Class B Share shall convert into such number of Class A Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class A Shares into which all of the Class B Shares in issue shall be converted pursuant to this Article and the denominator of which shall be the total number of Class B Shares in issue at the time of conversion.

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17.7       References in this Article to “converted”, “conversion” or “exchange” shall mean the compulsory redemption without notice of Class B Shares of any Member and, on behalf of such Members, automatic application of such redemption proceeds in paying for such new Class A Shares into which the Class B Shares have been converted or exchanged at a price per Class B Share necessary to give effect to a conversion or exchange calculated on the basis that the Class A Shares to be issued as part of the conversion or exchange will be issued at par. The Class A Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct.

17.8       Notwithstanding anything to the contrary in this Article, in no event may any Class B Share convert into Class A Shares at a ratio that is less than one-for-one.

18          Amendments of Memorandum and Articles of Association and Alteration of Capital

18.1       The Company may by Ordinary Resolution:

(a)     increase its share capital by such sum as the Ordinary Resolution shall prescribe and with such rights, priorities and privileges annexed thereto, as the Company in general meeting may determine;

(b)    consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)     convert all or any of its paid-up Shares into stock, and reconvert that stock into paid-up Shares of any denomination;

(d)    by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller amount than is fixed by the Memorandum or into Shares without par value; and

(e)     cancel any Shares that at the date of the passing of the Ordinary Resolution have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the Shares so cancelled.

18.2       All new Shares created in accordance with the provisions of the preceding Article shall be subject to the same provisions of the Articles with reference to the payment of calls, liens, transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.

18.3       Subject to the provisions of the Statute, the provisions of the Articles as regards the matters to be dealt with by Ordinary Resolution and Article 29.4, the Company may by Special Resolution:

(a)     change its name;

(b)    alter or add to the Articles;

(c)     alter or add to the Memorandum with respect to any objects, powers or other matters specified therein; and

(d)    reduce its share capital or any capital redemption reserve fund.

19          Offices and Places of Business

Subject to the provisions of the Statute, the Company may by resolution of the Directors change the location of its Registered Office. The Company may, in addition to its Registered Office, maintain such other offices or places of business as the Directors determine.

20          General Meetings

20.1       All general meetings other than annual general meetings shall be called extraordinary general meetings.

20.2       The Company may, but shall not (unless required by the Statute) be obliged to, in each year hold a general meeting as its annual general meeting, and shall specify the meeting as such in the notices calling it. Any annual general meeting shall be held at such time and place as the Directors shall appoint. At these meetings the report of the Directors (if any) shall be presented.

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20.3       The Directors, the chief executive officer or the chairperson of the board of Directors may call general meetings, and, for the avoidance of doubt, Members shall not have the ability to call general meetings.

20.4       Members seeking to bring business before the annual general meeting or to nominate candidates for appointment as Directors at the annual general meeting must deliver notice to the principal executive offices of the Company not less than 120 calendar days before the date of the Company’s proxy statement released to Members in connection with the previous year’s annual general meeting or, if the Company did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline shall be set by the board of Directors with such deadline being a reasonable time before the Company begins to print and send its related proxy materials.

21          Notice of General Meetings

21.1       At least five clear days’ notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)     in the case of an annual general meeting, by all of the Members entitled to attend and vote at the meeting; and

(b)    in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than 95% in par value of the Shares giving that right.

21.2       The accidental omission to give notice of a general meeting to, or the non receipt of notice of a general meeting by, any person entitled to receive such notice shall not invalidate the proceedings of that general meeting.

22          Proceedings at General Meetings

22.1       No business shall be transacted at any general meeting unless a quorum is present. The holders of one-third of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum.

22.2       A person may participate at a general meeting by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting.

22.3       A resolution (including a Special Resolution) in writing (in one or more counterparts) signed by or on behalf of all of the Members for the time being entitled to receive notice of and to attend and vote at general meetings (or, being corporations or other non-natural persons, signed by their duly authorised representatives) shall be as valid and effective as if the resolution had been passed at a general meeting of the Company duly convened and held.

22.4       If a quorum is not present within half an hour from the time appointed for the meeting to commence, the meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the Members present shall be a quorum.

22.5       The Directors may, at any time prior to the time appointed for the meeting to commence, appoint any person to act as chairperson of a general meeting of the Company or, if the Directors do not make any such appointment, the chairperson, if any, of the board of Directors shall preside as chairperson at such general meeting. If there is no such chairperson, or if the person shall not be present within 15 minutes after the time appointed for the meeting to commence, or is unwilling to act, the Directors present shall elect one of their number to be chairperson of the meeting.

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22.6       If no Director is willing to act as chairperson or if no Director is present within 15 minutes after the time appointed for the meeting to commence, the Members present shall choose one of their number to be chairperson of the meeting.

22.7       The chairperson may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

22.8       When a general meeting is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of an adjourned meeting.

22.9       If, prior to a Business Combination, a notice is issued in respect of a general meeting and the Directors, in their absolute discretion, consider that it is impractical or undesirable for any reason to hold that general meeting at the place, the day and the hour specified in the notice calling such general meeting, the Directors may postpone the general meeting to another place, day and/or hour provided that notice of the place, the day and the hour of the rearranged general meeting is promptly given to all Members. No business shall be transacted at any postponed meeting other than the business specified in the notice of the original meeting.

22.10     When a general meeting is postponed for thirty days or more, notice of the postponed meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of a postponed meeting. All proxy forms submitted for the original general meeting shall remain valid for the postponed meeting. The Directors may postpone a general meeting which has already been postponed.

22.11     A resolution put to the vote of the meeting shall be decided on a poll.

22.12     A poll shall be taken as the chairperson directs, and the result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded.

22.13     A poll demanded on the election of a chairperson or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such date, time and place as the chairperson of the general meeting directs, and any business other than that upon which a poll has been demanded or is contingent thereon may proceed pending the taking of the poll.

22.14     In the case of an equality of votes the chairperson shall be entitled to a second or casting vote.

23          Votes of Members

23.1       Subject to any rights or restrictions attached to any Shares, including as set out at Article 29.4, every Member present in any such manner shall have one vote for every Share of which they are the holder.

23.2       In the case of joint holders the vote of the senior holder who tenders a vote, whether in person or by proxy (or, in the case of a corporation or other non-natural person, by its duly authorised representative or proxy), shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the Register of Members.

23.3       A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote by their committee, receiver, curator bonis, or other person on such Member’s behalf appointed by that court, and any such committee, receiver, curator bonis or other person may vote by proxy.

23.4       No person shall be entitled to vote at any general meeting unless they are registered as a Member on the record date for such meeting nor unless all calls or other monies then payable by them in respect of Shares have been paid.

23.5       No objection shall be raised as to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at the meeting shall be valid. Any objection made in due time in accordance with this Article shall be referred to the chairperson whose decision shall be final and conclusive.

Annex A-14

23.6       Votes may be cast either personally or by proxy (or in the case of a corporation or other non-natural person by its duly authorised representative or proxy). A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting. Where a Member appoints more than one proxy the instrument of proxy shall specify the number of Shares in respect of which each proxy is entitled to exercise the related votes.

23.7       A Member holding more than one Share need not cast the votes in respect of their Shares in the same way on any resolution and therefore may vote a Share or some or all such Shares either for or against a resolution and/or abstain from voting a Share or some or all of the Shares and, subject to the terms of the instrument appointing the proxy, a proxy appointed under one or more instruments may vote a Share or some or all of the Shares in respect of which they are appointed either for or against a resolution and/or abstain from voting a Share or some or all of the Shares in respect of which they are appointed.

24          Proxies

24.1       The instrument appointing a proxy shall be in writing and shall be executed under the hand of the appointor or of their attorney duly authorised in writing, or, if the appointor is a corporation or other non natural person, under the hand of its duly authorised representative. A proxy need not be a Member.

24.2       The Directors may, in the notice convening any meeting or adjourned meeting, or in an instrument of proxy sent out by the Company, specify the manner by which the instrument appointing a proxy shall be deposited and the place and the time (being not later than the time appointed for the commencement of the meeting or adjourned meeting to which the proxy relates) at which the instrument appointing a proxy shall be deposited. In the absence of any such direction from the Directors in the notice convening any meeting or adjourned meeting or in an instrument of proxy sent out by the Company, the instrument appointing a proxy shall be deposited physically at the Registered Office not less than 48 hours before the time appointed for the meeting or adjourned meeting to commence at which the person named in the instrument proposes to vote.

24.3       The chairperson may in any event at their discretion declare that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted, or which has not been declared to have been duly deposited by the chairperson, shall be invalid.

24.4       The instrument appointing a proxy may be in any usual or common form (or such other form as the Directors may approve) and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked. An instrument appointing a proxy shall be deemed to include the power to demand or join or concur in demanding a poll.

24.5       Votes given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the Share in respect of which the proxy is given unless notice in writing of such death, insanity, revocation or transfer was received by the Company at the Registered Office before the commencement of the general meeting, or adjourned meeting at which it is sought to use the proxy.

25          Corporate Members

25.1       Any corporation or other non-natural person which is a Member may in accordance with its constitutional documents, or in the absence of such provision by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which they represent as the corporation could exercise if it were an individual Member.

25.2       If a Clearing House (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the Clearing House (or its nominee(s)) as if such person was the registered holder of such Shares held by the Clearing House (or its nominee(s)).

Annex A-15

26          Shares that May Not be Voted

Shares in the Company that are beneficially owned by the Company shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding Shares at any given time.

27          Directors

27.1       There shall be a board of Directors consisting of not less than one person provided however that the Company may by Ordinary Resolution increase or reduce the limits in the number of Directors.

27.2       The Directors shall be divided into three classes: Class I, Class II and Class III. The number of Directors in each class shall be as nearly equal as possible. Upon the adoption of the Articles, the existing Directors shall by resolution classify themselves as Class I, Class II or Class III Directors. The Class I Directors shall stand appointed for a term expiring at the Company’s first annual general meeting, the Class II Directors shall stand appointed for a term expiring at the Company’s second annual general meeting and the Class III Directors shall stand appointed for a term expiring at the Company’s third annual general meeting. Commencing at the Company’s first annual general meeting, and at each annual general meeting thereafter, Directors appointed to succeed those Directors whose terms expire shall be appointed for a term of office to expire at the third succeeding annual general meeting after their appointment. Except as the Statute or other Applicable Law may otherwise require, in the interim between annual general meetings or extraordinary general meetings called for the appointment of Directors and/or the removal of one or more Directors and the filling of any vacancy in that connection, additional Directors and any vacancies in the board of Directors, including unfilled vacancies resulting from the removal of Directors for cause, may be filled by the vote of a majority of the remaining Directors then in office, although less than a quorum (as defined in the Articles), or by the sole remaining Director. All Directors shall hold office until the expiration of their respective terms of office and until their successors shall have been appointed and qualified. A Director appointed to fill a vacancy resulting from the death, resignation or removal of a Director shall serve for the remainder of the full term of the Director whose death, resignation or removal shall have created such vacancy and until their successor shall have been appointed and qualified.

28          Powers of Directors

28.1       Subject to the provisions of the Statute, the Memorandum and the Articles and to any directions given by Special Resolution, the business of the Company shall be managed by the Directors who may exercise all the powers of the Company. No alteration of the Memorandum or Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that direction had not been given. A duly convened meeting of Directors at which a quorum is present may exercise all powers exercisable by the Directors.

28.2       All cheques, promissory notes, drafts, bills of exchange and other negotiable or transferable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed as the case may be in such manner as the Directors shall determine by resolution.

28.3       The Directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to their surviving spouse, civil partner or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

28.4       The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds and other such securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

29          Appointment and Removal of Directors

29.1       Prior to the consummation of a Business Combination, the Company may by Ordinary Resolution of the holders of the Class B Shares appoint any person to be a Director or may by Ordinary Resolution of the holders of the Class B Shares remove any Director. For the avoidance of doubt, prior to the consummation of a Business Combination, holders of Class A Shares shall have no right to vote on the appointment or removal of any Director.

Annex A-16

29.2       The Directors may appoint any person to be a Director, either to fill a vacancy or as an additional Director provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with the Articles as the maximum number of Directors.

29.3       After the consummation of a Business Combination, the Company may by Ordinary Resolution appoint any person to be a Director or may by Ordinary Resolution remove any Director.

29.4       Prior to the consummation of a Business Combination, Article 29.1 may only be amended by a Special Resolution passed by at least two-thirds of such Members (which shall include a simple majority of the holders of Class B Shares) as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of which notice specifying the intention to propose the resolution as a special resolution has been given, or by way of unanimous written resolution.

30          Vacation of Office of Director

The office of a Director shall be vacated if:

(a)     the Director gives notice in writing to the Company that they resign the office of Director; or

(b)    the Director is absent (for the avoidance of doubt, without being represented by proxy) from three consecutive meetings of the board of Directors without special leave of absence from the Directors, and the Directors pass a resolution that they have by reason of such absence vacated office; or

(c)     the Director dies, becomes bankrupt or makes any arrangement or composition with their creditors generally; or

(d)    the Director is found to be or becomes of unsound mind; or

(e)     all of the other Directors (being not less than two in number) determine that the Director should be removed as a Director, either by a resolution passed by all of the other Directors at a meeting of the Directors duly convened and held in accordance with the Articles or by a resolution in writing signed by all of the other Directors.

31          Proceedings of Directors

31.1       The quorum for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed shall be a majority of the Directors then in office.

31.2       Subject to the provisions of the Articles, the Directors may regulate their proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In the case of an equality of votes, the chairperson shall have a second or casting vote.

31.3       A person may participate in a meeting of the Directors or any committee of Directors by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other at the same time. Participation by a person in a meeting in this manner is treated as presence in person at that meeting. Unless otherwise determined by the Directors, the meeting shall be deemed to be held at the place where the chairperson is located at the start of the meeting.

31.4       A resolution in writing (in one or more counterparts) signed by all the Directors or all the members of a committee of the Directors or, in the case of a resolution in writing relating to the removal of any Director or the vacation of office by any Director, all of the Directors other than the Director who is the subject of such resolution shall be as valid and effectual as if it had been passed at a meeting of the Directors, or committee of Directors as the case may be, duly convened and held.

31.5       A Director may, or other Officer on the direction of a Director shall, call a meeting of the Directors by at least two days’ notice in writing to every Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held. To any such notice of a meeting of the Directors all the provisions of the Articles relating to the giving of notices by the Company to the Members shall apply mutatis mutandis.

Annex A-17

31.6       The continuing Directors (or a sole continuing Director, as the case may be) may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to the Articles as the necessary quorum of Directors the continuing Directors or Director may act for the purpose of increasing the number of Directors to be equal to such fixed number, or of summoning a general meeting of the Company, but for no other purpose.

31.7       The Directors may elect a chairperson of their board and determine the period for which they are to hold office; but if no such chairperson is elected, or if at any meeting the chairperson is not present within five minutes after the time appointed for the meeting to commence, the Directors present may choose one of their number to be chairperson of the meeting.

31.8       All acts done by any meeting of the Directors or of a committee of the Directors shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director, and/or that they or any of them were disqualified, and/or had vacated their office and/or were not entitled to vote, be as valid as if every such person had been duly appointed and/or not disqualified to be a Director and/or had not vacated their office and/or had been entitled to vote, as the case may be.

31.9       A Director may be represented at any meetings of the board of Directors by a proxy appointed in writing by that Director. The proxy shall count towards the quorum and the vote of the proxy shall for all purposes be deemed to be that of the appointing Director.

32          Presumption of Assent

A Director who is present at a meeting of the board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless their dissent shall be entered in the minutes of the meeting or unless they shall file their written dissent from such action with the person acting as the chairperson or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favour of such action.

33          Directors’ Interests

33.1       A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with their office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine.

33.2       A Director may act on their own or by, through or on behalf of their firm in a professional capacity for the Company and they or their firm shall be entitled to remuneration for professional services as if they were not a Director.

33.3       A Director may be or become a director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as a shareholder, a contracting party or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by them as a director or officer of, or from their interest in, such other company.

33.4       No person shall be disqualified from the office of Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director shall be in any way interested be or be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by or arising in connection with any such contract or transaction by reason of such Director holding office or of the fiduciary relationship thereby established. A Director shall be at liberty to vote in respect of any contract or transaction in which they are interested provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by them at or prior to its consideration and any vote thereon.

34          Minutes

The Directors shall cause minutes to be made in books kept for the purpose of recording all appointments of Officers made by the Directors, all proceedings at meetings of the Company or the holders of any class of Shares and of the Directors, and of committees of the Directors, including the names of the Directors present at each meeting.

Annex A-18

35          Delegation of Directors’ Powers

35.1       The Directors may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committee consisting of one or more Directors (including, without limitation, the Audit Committee, the Compensation Committee and the Nominating Committee). Any such delegation may be made subject to any conditions the Directors may impose and either collaterally with or to the exclusion of their own powers and any such delegation may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of a committee of Directors shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

35.2       The Directors may establish any committees, local boards or agencies or appoint any person to be a manager or agent for managing the affairs of the Company and may appoint any person to be a member of such committees, local boards or agencies. Any such appointment may be made subject to any conditions the Directors may impose, and either collaterally with or to the exclusion of their own powers and any such appointment may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of any such committee, local board or agency shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

35.3       The Directors may adopt formal written charters for committees and, if so adopted, shall review and assess the adequacy of such formal written charters on an annual basis. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and shall have such powers as the Directors may delegate pursuant to the Articles and as required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. Each of the Audit Committee, the Compensation Committee and the Nominating Committee, if established, shall consist of such number of Directors as the Directors shall from time to time determine (or such minimum number as may be required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law). For so long as any class of Shares is listed on the Designated Stock Exchange, the Audit Committee, the Compensation Committee and the Nominating Committee shall be made up of such number of Independent Directors as is required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law.

35.4       The Directors may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Directors may determine, provided that the delegation is not to the exclusion of their own powers and may be revoked by the Directors at any time.

35.5       The Directors may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under the Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Directors may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in them.

35.6       The Directors may appoint such Officers as they consider necessary on such terms, at such remuneration and to perform such duties, and subject to such provisions as to disqualification and removal as the Directors may think fit. Unless otherwise specified in the terms of their appointment an Officer may be removed by resolution of the Directors or Members. An Officer may vacate their office at any time if they give notice in writing to the Company that they resign their office.

36          No Minimum Shareholding

The Company in general meeting may fix a minimum shareholding required to be held by a Director, but unless and until such a shareholding qualification is fixed a Director is not required to hold Shares.

Annex A-19

37          Remuneration of Directors

37.1       The remuneration to be paid to the Directors, if any, shall be such remuneration as the Directors shall determine, provided that no cash remuneration shall be paid to any Director by the Company prior to the consummation of a Business Combination. The Directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors, or general meetings of the Company, or separate meetings of the holders of any class of Shares or debentures of the Company, or otherwise in connection with the business of the Company or the discharge of their duties as a Director, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other.

37.2       The Directors may by resolution approve additional remuneration to any Director for any services which in the opinion of the Directors go beyond that Director’s ordinary routine work as a Director. Any fees paid to a Director who is also counsel, attorney or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to their remuneration as a Director.

38          Seal

38.1       The Company may, if the Directors so determine, have a Seal. The Seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors. Every instrument to which the Seal has been affixed shall be signed by at least one person who shall be either a Director or some Officer or other person appointed by the Directors for the purpose.

38.2       The Company may have for use in any place or places outside the Cayman Islands a duplicate Seal or Seals each of which shall be a facsimile of the common Seal of the Company and, if the Directors so determine, with the addition on its face of the name of every place where it is to be used.

38.3       A Director or Officer, representative or attorney of the Company may without further authority of the Directors affix the Seal over their signature alone to any document of the Company required to be authenticated by them under seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.

39          Dividends, Distributions and Reserve

39.1       Subject to the Statute and this Article and except as otherwise provided by the rights attached to any Shares, the Directors may resolve to pay Dividends and other distributions on Shares in issue and authorise payment of the Dividends or other distributions out of the funds of the Company lawfully available therefor. A Dividend shall be deemed to be an interim Dividend unless the terms of the resolution pursuant to which the Directors resolve to pay such Dividend specifically state that such Dividend shall be a final Dividend. No Dividend or other distribution shall be paid except out of the realised or unrealised profits of the Company, out of the share premium account or as otherwise permitted by law.

39.2       Except as otherwise provided by the rights attached to any Shares, all Dividends and other distributions shall be paid according to the par value of the Shares that a Member holds. If any Share is issued on terms providing that it shall rank for Dividend as from a particular date, that Share shall rank for Dividend accordingly.

39.3       The Directors may deduct from any Dividend or other distribution payable to any Member all sums of money (if any) then payable by the Member to the Company on account of calls or otherwise.

39.4       The Directors may resolve that any Dividend or other distribution be paid wholly or partly by the distribution of specific assets and in particular (but without limitation) by the distribution of shares, debentures, or securities of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and in particular may issue fractional Shares and may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the basis of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees in such manner as may seem expedient to the Directors.

Annex A-20

39.5       Except as otherwise provided by the rights attached to any Shares, Dividends and other distributions may be paid in any currency. The Directors may determine the basis of conversion for any currency conversions that may be required and how any costs involved are to be met.

39.6       The Directors may, before resolving to pay any Dividend or other distribution, set aside such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the discretion of the Directors, be employed in the business of the Company.

39.7       Any Dividend, other distribution, interest or other monies payable in cash in respect of Shares may be paid by wire transfer to the holder or by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any Dividends, other distributions, bonuses, or other monies payable in respect of the Share held by them as joint holders.

39.8       No Dividend or other distribution shall bear interest against the Company.

39.9       Any Dividend or other distribution which cannot be paid to a Member and/or which remains unclaimed after six months from the date on which such Dividend or other distribution becomes payable may, in the discretion of the Directors, be paid into a separate account in the Company’s name, provided that the Company shall not be constituted as a trustee in respect of that account and the Dividend or other distribution shall remain as a debt due to the Member. Any Dividend or other distribution which remains unclaimed after a period of six years from the date on which such Dividend or other distribution becomes payable shall be forfeited and shall revert to the Company.

40          Capitalisation

The Directors may at any time capitalise any sum standing to the credit of any of the Company’s reserve accounts or funds (including the share premium account and capital redemption reserve fund) or any sum standing to the credit of the profit and loss account or otherwise available for distribution; appropriate such sum to Members in the proportions in which such sum would have been divisible amongst such Members had the same been a distribution of profits by way of Dividend or other distribution; and apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid-up to and amongst them in the proportion aforesaid. In such event the Directors shall do all acts and things required to give effect to such capitalisation, with full power given to the Directors to make such provisions as they think fit in the case of Shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorise any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental or relating thereto and any agreement made under such authority shall be effective and binding on all such Members and the Company.

41          Books of Account

41.1       The Directors shall cause proper books of account (including, where applicable, material underlying documentation including contracts and invoices) to be kept with respect to all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company. Such books of account must be retained for a minimum period of five years from the date on which they are prepared. Proper books shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.

41.2       The Directors shall determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by Statute or authorised by the Directors or by the Company in general meeting.

Annex A-21

41.3      The Directors may cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

42          Audit

42.1       The Directors may appoint an Auditor of the Company who shall hold office on such terms as the Directors determine.

42.2       Without prejudice to the freedom of the Directors to establish any other committee, if the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, and if required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Directors shall establish and maintain an Audit Committee as a committee of the Directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. The Audit Committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.

42.3       If the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

42.4       The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists).

42.5       If the office of Auditor becomes vacant by resignation or death of the Auditor, or by their becoming incapable of acting by reason of illness or other disability at a time when their services are required, the Directors shall fill the vacancy and determine the remuneration of such Auditor.

42.6       Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and Officers such information and explanation as may be necessary for the performance of the duties of the Auditor.

42.7       Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the Directors or any general meeting of the Members.

42.8       Any payment made to members of the Audit Committee (if one exists) shall require the review and approval of the Directors, with any Director interested in such payment abstaining from such review and approval.

42.9       The Audit Committee shall monitor compliance with the terms of the IPO and, if any non-compliance is identified, the Audit Committee shall be charged with the responsibility to take all action necessary to rectify such non-compliance or otherwise cause compliance with the terms of the IPO.

42.10     At least one member of the Audit Committee shall be an “audit committee financial expert” as determined by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. The “audit committee financial expert” shall have such past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication.

43          Notices

43.1       Notices shall be in writing and may be given by the Company to any Member either personally or by sending it by courier, post, telex, fax or email to such Member or to such Member’s address as shown in the Register of Members (or where the notice is given by email by sending it to the email address provided by such Member).

Annex A-22

Notice may also be served by Electronic Communication in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or by placing it on the Company’s Website.

43.2       Where a notice is sent by:

(a)     courier; service of the notice shall be deemed to be effected by delivery of the notice to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the notice was delivered to the courier;

(b)    post; service of the notice shall be deemed to be effected by properly addressing, pre paying and posting a letter containing the notice, and shall be deemed to have been received on the fifth day (not including Saturdays or Sundays or public holidays in the Cayman Islands) following the day on which the notice was posted;

(c)     telex or fax; service of the notice shall be deemed to be effected by properly addressing and sending such notice and shall be deemed to have been received on the same day that it was transmitted;

(d)    email or other Electronic Communication; service of the notice shall be deemed to be effected by transmitting the email to the email address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the email to be acknowledged by the recipient; and

(e)     placing it on the Company’s Website; service of the notice shall be deemed to have been effected one hour after the notice or document was placed on the Company’s Website.

43.3       A notice may be given by the Company to the person or persons which the Company has been advised are entitled to a Share or Shares in consequence of the death or bankruptcy of a Member in the same manner as other notices which are required to be given under the Articles and shall be addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

43.4       Notice of every general meeting shall be given in any manner authorised by the Articles to every holder of Shares carrying an entitlement to receive such notice on the record date for such meeting except that in the case of joint holders the notice shall be sufficient if given to the joint holder first named in the Register of Members and every person upon whom the ownership of a Share devolves because they are a legal personal representative or a trustee in bankruptcy of a Member where the Member but for their death or bankruptcy would be entitled to receive notice of the meeting, and no other person shall be entitled to receive notices of general meetings.

44          Winding Up

44.1       If the Company shall be wound up, the liquidator shall apply the assets of the Company in satisfaction of creditors’ claims in such manner and order as such liquidator thinks fit. Subject to the rights attaching to any Shares, in a winding up:

(a)     if the assets available for distribution amongst the Members shall be insufficient to repay the whole of the Company’s issued share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them; or

(b)    if the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the Company’s issued share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise.

Annex A-23

44.2       If the Company shall be wound up the liquidator may, subject to the rights attaching to any Shares and with the approval of a Special Resolution of the Company and any other approval required by the Statute, divide amongst the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like approval, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like approval, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

45          Indemnity and Insurance

45.1       Every Director and Officer (which for the avoidance of doubt, shall not include auditors of the Company), together with every former Director and former Officer (each an “Indemnified Person”) shall be indemnified out of the assets of the Company against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud, wilful neglect or wilful default. No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud, wilful neglect or wilful default of such Indemnified Person. No person shall be found to have committed actual fraud, wilful neglect or wilful default under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect.

45.2       The Company shall advance to each Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.

45.3       The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or Officer against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

46          Financial Year

Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31st December in each year and, following the year of incorporation, shall begin on 1st January in each year.

47          Transfer by Way of Continuation

If the Company is exempted as defined in the Statute, it shall, subject to the provisions of the Statute and with the approval of a Special Resolution, have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

48          Mergers and Consolidations

The Company shall have the power to merge or consolidate with one or more other constituent companies (as defined in the Statute) upon such terms as the Directors may determine and (to the extent required by the Statute) with the approval of a Special Resolution.

49          Business Combination

49.1       Notwithstanding any other provision of the Articles, this Article shall apply during the period commencing upon the adoption of the Articles and terminating upon the first to occur of the consummation of a Business Combination and the full distribution of the Trust Account pursuant to this Article. In the event of a conflict between this Article and any other Articles, the provisions of this Article shall prevail.

Annex A-24

49.2       Prior to the consummation of a Business Combination, the Company shall either:

(a)     submit such Business Combination to its Members for approval; or

(b)    provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares.

49.3       If the Company initiates any tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act in connection with a proposed Business Combination, it shall file tender offer documents with the Securities and Exchange Commission prior to completing such Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act. If, alternatively, the Company holds a general meeting to approve a proposed Business Combination, the Company will conduct any redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, and not pursuant to the tender offer rules, and file proxy materials with the Securities and Exchange Commission.

49.4       At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination, subject to any net tangible asset or cash requirement that may be contained in the agreement relating to such Business Combination.

49.5       Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of their or any other person with whom they are acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether they are voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares, but only in the event that the applicable proposed Business Combination is approved and in connection with its consummation.

49.6       A Member may not withdraw a Redemption Notice once submitted to the Company unless the Directors determine (in their sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

49.7       In the event that the Company does not consummate a Business Combination by the Sunset Date, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)     cease all operations except for the purpose of winding up;

(b)     as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

Annex A-25

(c)     as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

49.8       In the event that any amendment is made to the Articles:

(a)     to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination by the Sunset Date, or such later time as the Members may approve in accordance with the Articles; or

(b)    with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.

49.9       A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an IPO Redemption, a repurchase of Shares by means of a tender offer pursuant to this Article, or a distribution of the Trust Account pursuant to this Article. In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Account.

49.10     After the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)     receive funds from the Trust Account; or

(b)    vote as a class with Public Shares on a Business Combination.

49.11     The uninterested Independent Directors shall approve any transaction or transactions between the Company and any of the following parties:

(a)     any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company; and

(b)    any Director or Officer and any Affiliate of such Director or Officer.

49.12     A Director may vote in respect of a Business Combination in which such Director has a conflict of interest with respect to the evaluation of such Business Combination. Such Director must disclose such interest or conflict to the other Directors.

49.13     As long as the securities of the Company are listed on the Nasdaq Global Market, the Company must complete one or more Business Combinations having an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the Company’s signing a definitive agreement in connection with a Business Combination. A Business Combination must not be effectuated with another blank cheque company or a similar company with nominal operations.

49.14     The Company may enter into a Business Combination with a target business that is Affiliated with the Sponsor, a Founder, a Director or an Officer. In the event the Company seeks to consummate a Business Combination with a target that is Affiliated with the Sponsor, a Founder, a Director or an Officer, the Company, or a committee of Independent Directors, will obtain an opinion from an independent investment banking firm or another valuation or appraisal firm that regularly renders fairness opinions on the type of target business the Company is seeking to acquire that is a member of the United States Financial Industry Regulatory Authority or an independent accounting firm that such a Business Combination is fair to the Company from a financial point of view.

Annex A-26

50          Certain Tax Filings

Each Tax Filing Authorised Person and any such other person, acting alone, as any Director shall designate from time to time, are authorised to file tax forms SS-4, W-8 BEN, W-8 IMY, W-9, 8832 and 2553 and such other similar tax forms as are customary to file with any US state or federal governmental authorities or foreign governmental authorities in connection with the formation, activities and/or elections of the Company and such other tax forms as may be approved from time to time by any Director or Officer. The Company further ratifies and approves any such filing made by any Tax Filing Authorised Person or such other person prior to the date of the Articles.

51          Business Opportunities

51.1       To the fullest extent permitted by Applicable Law, no individual serving as a Director or an Officer (“Management”) shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for Management, on the one hand, and the Company, on the other. Except to the extent expressly assumed by contract, to the fullest extent permitted by Applicable Law, Management shall have no duty to communicate or offer any such corporate opportunity to the Company and shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member, Director and/or Officer solely by reason of the fact that such party pursues or acquires such corporate opportunity for itself or themself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Company.

51.2       Except as provided elsewhere in this Article, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and Management, about which a Director and/or Officer who is also a member of Management acquires knowledge.

51.3       To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

Annex A-27

GENESIS GROWTH TECH ACQUISITION CORP.
BAHNHOFSTRASSE 3
HERGISWIL NIDWALDEN, SWITZERLAND

EXTRAORDINARY GENERAL MEETING OF STOCKHOLDERS

YOUR VOTE IS IMPORTANT

GENESIS GROWTH TECH ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING OF STOCKHOLDERS TO BE HELD ON [_________], 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated August [ ], 2023, (the “Proxy Statement”) in connection with the extraordinary general meeting of stockholders of Genesis Growth Tech Acquisition Corp. (the “Company”) and at any adjournments thereof (the “Meeting”) to be held at 9:00 am Eastern time on [_________], 2023 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Eyal Perez and Michael Lahyani, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement. I/we hereby revoke all proxies previously given.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2 (IF PRESENTED) CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL, THE REDEMPTION LIMITATION PROPOSAL AND THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be held on [_________], 2023:

The notice of meeting and accompanying Proxy Statement are available at
https://www.cstproxy.com/genesisgrowthtechspac/2023

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2, IF PRESENTED.	Please mark ☒ votes as indicated in this example
Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

To amend GGAA’s Amended and Restated Memorandum and Articles of Association (the “Articles of Association”), by way of special resolution, pursuant to an amendment in the form set forth on Annex A to the accompanying proxy statement to extend the date (the “Termination Date”) by which GGAA has to consummate a business combination (the “Extension”) from September 13, 2023 (which deadline was previously extended (a) by GGAA from December 13, 2022 to March 13, 2023, and (b) by the shareholders from March 13, 2023 to September 13, 2023) to December 13, 2024 (as extended, the “Extended Date”) (i.e., for a period of time ending 48 months after the consummation of its initial public offering (the “IPO”)) (the “Extension Amendment Proposal”).

	☐	☐	☐
Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

To adjourn, by way of ordinary resolution, the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

	☐	☐	☐

Date: _______________, 2023

Signature
Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.